UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-00649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Balanced Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Balanced Fund	21.44%	11.16%	11.24%
Class K	21.49%	11.26%	11.35%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Balanced Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Balanced Fund, a class of the fund, on August 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,013	Fidelity® Balanced Fund
$41,038	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 21.94% for the 12 months ending August 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. The COVID-19 pandemic and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). From June through August, the index gained 15.48%, rising amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, the information technology sector (+58%) led the way, followed by consumer discretionary (+35%). In contrast, energy (-34%) fell hard along with the price of crude oil. Turning to fixed income, U.S. taxable investment-grade bonds rose 6.47% for the period, according to the Bloomberg Barclays U.S. Aggregate Bond Index, as investors sought safer havens amid the market shock of the pandemic.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year ending August 31, 2020, the fund’s share classes gained roughly 21%, topping the 16.20% advance of the Fidelity Balanced Hybrid Composite Index℠. Stock selection in the equity subportfolio was the primary driver of the fund’s outperformance of the Composite index. Underweighting investment-grade bonds and overweighting stocks helped to a lesser extent, as did security selection in the investment-grade bond central fund. On the other hand, a small out-of-benchmark allocation to high-yield bonds detracted a bit. The fund’s stock investments gained 28.31% the past 12 months, compared with the 21.94% rise in the S&P 500®, with picks in the information technology and communication services sectors boosting the subportfolio’s relative result the most. The top individual contributor, by far, on a relative basis,was Vivint Solar. This out-of-benchmark position gained 266% in the portfolio, aided by a July offer to buy the company from rival Sunrun. Non-benchmark exposure to Twilio (+152%), a provider of cloud-based communications software, also contributed meaningfully, while the largest relative detractor was an overweighted stake in data and analytics company Nielsen Holdings (-25%). Our investment-grade bond central fund gained 7.74% to outpace the 6.47% advance of the Bloomberg Barclays U.S. Aggregate Bond Index. The central fund outperformed in large part because of timely and decisive asset-allocation shifts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On October 1, 2019, the fund transitioned from a subportfolio to dedicated central funds for its investment-grade and high-yield bond investments. On November 8, 2019, Jody Simes assumed management responsibilities for the fund’s materials subportfolio, succeeding Rick Malnight. On January 1, 2020, Melissa Reilly assumed management responsibilities for the fund’s consumer staples subportfolio. In addition, Ashley Fernandes assumed management responsibilities for the fund’s energy subportfolio, succeeding Jonathan Kasen.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2020

% of fund's net assets
Microsoft Corp.	4.3
Amazon.com, Inc.	3.3
Apple, Inc.	2.9
Facebook, Inc. Class A	1.8
Alphabet, Inc. Class C	1.8
14.1

Top Five Bond Issuers as of August 31, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	4.9
Fannie Mae	2.7
Freddie Mac	1.9
Ginnie Mae	1.3
Uniform Mortgage Backed Securities	0.9
11.7

Top Five Market Sectors as of August 31, 2020

% of fund's net assets
Information Technology	18.3
Financials	13.2
Health Care	10.2
Consumer Discretionary	8.7
Communication Services	8.4

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Stocks and Equity Futures	68.7%
Bonds	30.2%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments – 10.9%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Common Stocks - 68.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	1,496,460	$44,609
Vonage Holdings Corp. (a)	2,245,107	25,706
		70,315
Entertainment - 1.5%
Activision Blizzard, Inc.	1,234,305	103,089
Electronic Arts, Inc. (a)	282,831	39,446
Live Nation Entertainment, Inc. (a)	74,674	4,241
Netflix, Inc. (a)	320,748	169,855
The Walt Disney Co.	1,717,235	226,452
		543,083
Interactive Media & Services - 4.4%
Alphabet, Inc.:
Class A (a)	111,370	181,481
Class C (a)	413,750	676,142
CarGurus, Inc. Class A (a)	528,937	12,895
Eventbrite, Inc. (a)(b)	985,116	10,590
Facebook, Inc. Class A (a)	2,404,841	705,099
Wise Talent Information Technology Co. Ltd. (a)	10,928,484	27,416
Yahoo! Japan Corp.	4,610,900	30,691
Zoominfo Technologies, Inc.	650,074	25,236
		1,669,550
Media - 0.3%
Altice U.S.A., Inc. Class A (a)	995,929	27,468
Comcast Corp. Class A	598,402	26,814
Discovery Communications, Inc. Class A (a)	217,316	4,795
Interpublic Group of Companies, Inc.	218,094	3,873
Liberty Media Corp. Liberty Formula One Group Series C (a)	304,629	11,874
Nexstar Broadcasting Group, Inc. Class A	170,822	16,401
ViacomCBS, Inc. Class B	546,783	15,228
		106,453
Wireless Telecommunication Services - 0.7%
Boingo Wireless, Inc. (a)(c)	3,706,552	48,148
SoftBank Group Corp.	906,996	56,103
T-Mobile U.S., Inc.	1,484,995	173,269
		277,520

TOTAL COMMUNICATION SERVICES		2,666,921

CONSUMER DISCRETIONARY - 8.1%
Automobiles - 0.0%
XPeng, Inc. ADR (a)	642,800	13,177
Distributors - 0.1%
LKQ Corp. (a)	1,434,195	45,521
Diversified Consumer Services - 0.1%
Afya Ltd. (a)	715,155	18,287
Hotels, Restaurants & Leisure - 1.2%
Aristocrat Leisure Ltd.	712,771	14,914
Boyd Gaming Corp.	458,308	12,273
Churchill Downs, Inc.	258,008	45,089
Compass Group PLC	2,440,759	39,496
Dunkin' Brands Group, Inc.	644,205	49,011
Marriott International, Inc. Class A	400,296	41,194
McDonald's Corp.	1,053,115	224,861
Starbucks Corp.	82,276	6,950
Vail Resorts, Inc.	56,038	12,198
		445,986
Household Durables - 0.4%
Leggett & Platt, Inc.	677,580	27,781
Lennar Corp. Class A	902,801	67,548
Mohawk Industries, Inc. (a)	198,025	18,284
Tempur Sealy International, Inc. (a)	294,541	25,195
		138,808
Internet & Direct Marketing Retail - 3.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	186,065	53,406
Amazon.com, Inc. (a)	364,990	1,259,566
Farfetch Ltd. Class A (a)(b)	449,131	12,436
Ocado Group PLC (a)	394,839	13,179
The Booking Holdings, Inc. (a)	56,775	108,466
		1,447,053
Leisure Products - 0.2%
Mattel, Inc. (a)(b)	1,828,510	19,647
Peloton Interactive, Inc. Class A (a)	501,473	38,448
		58,095
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	999,707	96,242
Specialty Retail - 1.7%
Burlington Stores, Inc. (a)	149,321	29,406
Lowe's Companies, Inc.	1,659,727	273,340
The Home Depot, Inc.	644,473	183,701
Tiffany & Co., Inc.	125,967	15,431
TJX Companies, Inc.	2,423,239	132,769
Ulta Beauty, Inc. (a)	107,218	24,894
		659,541
Textiles, Apparel & Luxury Goods - 0.3%
LVMH Moet Hennessy Louis Vuitton SE	52,583	24,694
NIKE, Inc. Class B	585,146	65,472
PVH Corp.	192,678	10,744
Tapestry, Inc.	1,777,976	26,190
		127,100

TOTAL CONSUMER DISCRETIONARY		3,049,810

CONSUMER STAPLES - 4.6%
Beverages - 1.4%
Boston Beer Co., Inc. Class A (a)	25,266	22,284
Keurig Dr. Pepper, Inc.	953,215	28,434
Monster Beverage Corp. (a)	893,511	74,930
PepsiCo, Inc.	1,390,264	194,720
Pernod Ricard SA	157,473	26,967
The Coca-Cola Co.	3,820,450	189,227
		536,562
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	500,060	173,851
Kroger Co.	959,075	34,220
Performance Food Group Co. (a)	401,818	14,670
Sysco Corp.	616,288	37,064
U.S. Foods Holding Corp. (a)	1,379,260	33,585
Walmart, Inc.	1,411,577	195,997
		489,387
Food Products - 0.5%
Beyond Meat, Inc. (a)(b)	57,885	7,864
Darling Ingredients, Inc. (a)	124,500	3,980
Freshpet, Inc. (a)	238,777	27,125
Hilton Food Group PLC	780	12
JDE Peet's BV	234,139	10,313
Lamb Weston Holdings, Inc.	518,110	32,563
Mondelez International, Inc.	1,933,444	112,952
		194,809
Household Products - 1.1%
Church & Dwight Co., Inc.	376,671	36,096
Clorox Co.	109,173	24,400
Procter & Gamble Co.	2,522,032	348,873
Reckitt Benckiser Group PLC	132,498	13,300
		422,669
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	354,924	78,694
Tobacco - 0.1%
Altria Group, Inc.	475,998	20,820

TOTAL CONSUMER STAPLES		1,742,941

ENERGY - 1.9%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	695,157	9,927
John Wood Group PLC	1,041,765	3,451
Oceaneering International, Inc. (a)	2,492,044	13,432
SBM Offshore NV	744,666	12,872
Subsea 7 SA (a)	3,284,279	26,580
TechnipFMC PLC	507,613	3,909
		70,171
Oil, Gas & Consumable Fuels - 1.7%
Africa Oil Corp. (a)	6,656,061	5,562
Aker Bp ASA	356,669	7,096
Apache Corp.	2,755,566	40,782
Cairn Energy PLC (a)	754,200	1,422
Canadian Natural Resources Ltd.	2,104,255	41,493
Cheniere Energy, Inc. (a)	163,466	8,508
Chevron Corp.	313,650	26,325
Comstock Resources, Inc. (a)	830,600	4,784
Enbridge, Inc. (b)	202,940	6,498
Equinor ASA sponsored ADR	2,144,634	34,421
Exxon Mobil Corp.	4,155,980	165,990
Galp Energia SGPS SA Class B	1,223,921	13,143
Gibson Energy, Inc.	234,826	4,276
Hess Corp.	1,312,329	60,420
Kosmos Energy Ltd.	5,706,125	8,388
Marathon Petroleum Corp.	114,336	4,054
MEG Energy Corp. (a)	6,495,738	18,028
Phillips 66 Co.	547,615	32,019
Reliance Industries Ltd.	136,420	2,223
Reliance Industries Ltd.	1,850,087	52,548
Reliance Industries Ltd. sponsored GDR (d)	352,306	20,399
Royal Dutch Shell PLC Class B sponsored ADR	602,093	16,919
Total SA sponsored ADR	1,186,389	46,945
Valero Energy Corp.	535,517	28,163
		650,406

TOTAL ENERGY		720,577

FINANCIALS - 6.6%
Banks - 2.0%
Bank of America Corp.	7,375,378	189,842
Citigroup, Inc.	3,340,011	170,741
Comerica, Inc.	454,304	17,959
EFG Eurobank Ergasias SA (a)	29,711,519	14,261
First Horizon National Corp.	1,448,495	13,833
Huntington Bancshares, Inc.	1,933,514	18,194
JPMorgan Chase & Co.	1,011,253	101,317
KeyCorp	1,859,255	22,906
M&T Bank Corp.	214,237	22,122
Signature Bank	114,387	11,099
Societe Generale Series A	414,737	6,714
Synovus Financial Corp.	339,313	7,421
Truist Financial Corp.	980,707	38,061
Wells Fargo & Co.	4,752,808	114,780
		749,250
Capital Markets - 1.6%
Bank of New York Mellon Corp.	4,741,555	175,343
BlackRock, Inc. Class A	165,218	98,171
Cboe Global Markets, Inc.	418,982	38,458
Intercontinental Exchange, Inc.	855,898	90,922
Morgan Stanley	2,317,075	121,090
Virtu Financial, Inc. Class A	2,313,240	59,751
		583,735
Consumer Finance - 0.9%
360 Finance, Inc. ADR (a)	634,916	7,936
Ally Financial, Inc.	808,179	18,491
Capital One Financial Corp.	2,910,272	200,896
Discover Financial Services	610,821	32,422
OneMain Holdings, Inc.	1,812,913	52,720
Shriram Transport Finance Co. Ltd.	1,418,780	13,605
SLM Corp.	3,466,529	26,484
		352,554
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc.:
Class A (a)	90	29,480
Class B (a)	1,369,604	298,628
StepStone Group Holdings LLC (e)(f)	10,313	13,532
StepStone Group LP Class A (e)(f)	10,313	13,532
		355,172
Insurance - 1.2%
American International Group, Inc.	1,160,965	33,831
Chubb Ltd.	102,571	12,821
Fairfax Financial Holdings Ltd. (sub. vtg.)	55,444	17,092
Hartford Financial Services Group, Inc.	1,170,116	47,331
Marsh & McLennan Companies, Inc.	581,314	66,799
The Travelers Companies, Inc.	1,487,800	172,644
Willis Towers Watson PLC	417,177	85,742
		436,260

TOTAL FINANCIALS		2,476,971

HEALTH CARE - 9.3%
Biotechnology - 1.8%
Acceleron Pharma, Inc. (a)	120,433	11,739
Alexion Pharmaceuticals, Inc. (a)	566,301	64,683
Amgen, Inc.	883,427	223,790
Argenx SE ADR (a)	82,006	18,966
Biogen, Inc. (a)	77,264	22,224
Global Blood Therapeutics, Inc. (a)	511,602	32,118
Immunomedics, Inc. (a)	837,040	37,299
PTC Therapeutics, Inc. (a)	636,778	31,473
Regeneron Pharmaceuticals, Inc. (a)	224,765	139,339
Vertex Pharmaceuticals, Inc. (a)	417,670	116,580
		698,211
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	939,220	102,816
Becton, Dickinson & Co.	633,089	153,695
Boston Scientific Corp. (a)	3,153,938	129,375
DexCom, Inc. (a)	127,372	54,185
Hologic, Inc. (a)	326,497	19,498
Intuitive Surgical, Inc. (a)	217,071	158,644
Masimo Corp. (a)	107,896	24,169
Nevro Corp. (a)	218,841	30,099
		672,481
Health Care Providers & Services - 2.4%
AmerisourceBergen Corp.	341,822	33,167
Centene Corp. (a)	1,085,827	66,583
Cigna Corp.	599,291	106,296
HCA Holdings, Inc.	679,274	92,191
Humana, Inc.	442,235	183,603
Ontrak, Inc. (a)	116,800	8,521
UnitedHealth Group, Inc.	1,281,896	400,657
		891,018
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	627,620	269,236
Pharmaceuticals - 2.6%
AstraZeneca PLC sponsored ADR	2,904,194	162,635
Bristol-Myers Squibb Co.	3,230,179	200,917
Eli Lilly & Co.	1,206,700	179,062
Horizon Therapeutics PLC (a)	1,412,371	106,097
Roche Holding AG (participation certificate)	442,291	154,722
UCB SA	566,875	67,323
Zoetis, Inc. Class A	830,812	133,013
		1,003,769

TOTAL HEALTH CARE		3,534,715

INDUSTRIALS - 7.0%
Aerospace & Defense - 1.3%
Axon Enterprise, Inc. (a)	246,586	21,127
General Dynamics Corp.	713,994	106,635
Northrop Grumman Corp.	311,571	106,747
Raytheon Technologies Corp.	2,856,900	174,271
Rolls-Royce Holdings PLC	5,245,938	16,565
The Boeing Co.	480,130	82,496
		507,841
Air Freight & Logistics - 0.5%
FedEx Corp.	910,577	200,181
Construction & Engineering - 0.6%
AECOM (a)	4,509,176	178,158
Granite Construction, Inc.	1,783,728	33,160
		211,318
Electrical Equipment - 1.1%
Sensata Technologies, Inc. PLC (a)	4,619,528	192,357
Sunrun, Inc. (a)	1,366,288	77,270
Vivint Solar, Inc. (a)(b)	4,078,944	125,958
		395,585
Industrial Conglomerates - 0.4%
3M Co.	215,155	35,075
General Electric Co.	17,606,070	111,622
Honeywell International, Inc.	126,266	20,903
		167,600
Machinery - 0.5%
Allison Transmission Holdings, Inc.	4,367,683	156,669
Caterpillar, Inc.	193,629	27,555
		184,224
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	63,237	96,896
Professional Services - 0.4%
Dun & Bradstreet Holdings, Inc. (a)	538,752	13,663
Nielsen Holdings PLC	9,065,866	138,526
		152,189
Road & Rail - 1.5%
Lyft, Inc. (a)	2,806,224	83,261
Norfolk Southern Corp.	656,088	139,438
Uber Technologies, Inc. (a)	9,791,332	329,282
Union Pacific Corp.	133,576	25,705
		577,686
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	4,057,620	160,925

TOTAL INDUSTRIALS		2,654,445

INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 0.1%
Ericsson (B Shares) sponsored ADR	2,629,361	30,632
Lumentum Holdings, Inc. (a)	28,427	2,445
		33,077
Electronic Equipment & Components - 1.2%
Corning, Inc.	727,401	23,611
Flextronics International Ltd. (a)	12,130,282	131,735
II-VI, Inc. (a)	503,580	22,409
Insight Enterprises, Inc. (a)	384,218	22,978
Jabil, Inc. (c)	7,630,801	260,592
		461,325
IT Services - 3.0%
Capgemini SA	510,497	70,667
Cognizant Technology Solutions Corp. Class A	735,100	49,149
DXC Technology Co.	171,800	3,433
Fidelity National Information Services, Inc.	1,144,983	172,721
Fiserv, Inc. (a)	262,300	26,120
Genpact Ltd.	2,912,556	122,852
Global Payments, Inc.	228,225	40,309
GoDaddy, Inc. (a)	271,807	22,745
MasterCard, Inc. Class A	748,800	268,213
PayPal Holdings, Inc. (a)	809,953	165,344
Sabre Corp. (b)	1,357,423	9,488
Twilio, Inc. Class A (a)	89,276	24,083
Visa, Inc. Class A	665,900	141,164
Worldline SA (a)(d)	247,682	22,765
		1,139,053
Semiconductors & Semiconductor Equipment - 2.5%
Advanced Micro Devices, Inc. (a)	1,017,625	92,421
Cirrus Logic, Inc. (a)	663,063	40,175
Marvell Technology Group Ltd.	2,427,449	94,136
MediaTek, Inc.	1,079,000	20,419
Micron Technology, Inc. (a)	1,560,058	70,998
NVIDIA Corp.	562,939	301,161
NXP Semiconductors NV	1,065,616	134,012
ON Semiconductor Corp. (a)	1,856,922	39,682
Qualcomm, Inc.	630,419	75,083
Sanken Electric Co. Ltd.	356,662	7,371
Semtech Corp. (a)	41,975	2,462
Skyworks Solutions, Inc.	111,115	16,095
STMicroelectronics NV (France)	439,765	13,301
Universal Display Corp.	7,200	1,264
Xilinx, Inc.	196,949	20,514
		929,094
Software - 8.0%
Adobe, Inc. (a)	261,869	134,441
Autodesk, Inc. (a)	417,913	102,681
Citrix Systems, Inc.	95,771	13,906
Cloudflare, Inc. (a)	1,192,923	45,641
Elastic NV (a)	774,303	84,074
LivePerson, Inc. (a)	1,384,317	82,588
Microsoft Corp.	7,272,194	1,640,107
Nortonlifelock, Inc.	5,100,790	119,971
Nuance Communications, Inc. (a)	524,560	15,716
Nutanix, Inc. Class A (a)	70,597	2,027
Oracle Corp.	1,681,851	96,236
Pluralsight, Inc. (a)	1,374,185	26,302
Rapid7, Inc. (a)	748,535	48,333
RealPage, Inc. (a)	300,200	18,799
RingCentral, Inc. (a)	37,840	11,003
Salesforce.com, Inc. (a)	874,329	238,386
Snowflake Computing, Inc. Class B (f)	17,986	1,942
SS&C Technologies Holdings, Inc.	533,036	33,965
SurveyMonkey (a)	2,744,458	68,310
Talend SA ADR (a)	66,537	2,740
Tenable Holdings, Inc. (a)	1,542,196	58,048
Workday, Inc. Class A (a)	301,204	72,202
Workiva, Inc. (a)	259,910	15,335
Yext, Inc. (a)	1,797,165	35,692
Zendesk, Inc. (a)	570,357	54,971
		3,023,416
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	8,465,044	1,092,329
HP, Inc.	1,702,936	33,292
Western Digital Corp.	330,269	12,689
Xerox Holdings Corp.	94,488	1,782
		1,140,092

TOTAL INFORMATION TECHNOLOGY		6,726,057

MATERIALS - 1.9%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	173,632	50,746
Albemarle Corp. U.S.	197,063	17,935
Amyris, Inc. (f)	2,782,258	9,126
Amyris, Inc. (f)	1,182,813	3,880
Amyris, Inc. (a)(b)	2,332,105	7,649
Balchem Corp.	143,699	14,039
Ecolab, Inc.	235,998	46,510
FMC Corp.	250,495	26,768
Innospec, Inc.	265,494	19,830
Linde PLC	369,986	92,400
Livent Corp. (a)(b)(c)	8,327,317	70,616
LyondellBasell Industries NV Class A	308,419	20,195
Sherwin-Williams Co.	44,766	30,040
		409,734
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	142,801	28,970
Summit Materials, Inc. (a)	1,307,714	19,472
Vulcan Materials Co.	240,409	28,849
		77,291
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	609,803	46,863
Metals & Mining - 0.5%
Commercial Metals Co.	945,996	19,743
First Quantum Minerals Ltd.	3,260,201	32,268
Freeport-McMoRan, Inc.	2,389,050	37,293
Newmont Corp.	1,173,713	78,967
		168,271

TOTAL MATERIALS		702,159

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 1.8%
Alexandria Real Estate Equities, Inc.	126,382	21,280
American Homes 4 Rent Class A	421,394	12,069
American Tower Corp.	526,201	131,103
Ant International Co. Ltd. Class C (a)(f)(g)	4,971,128	54,881
Corporate Office Properties Trust (SBI)	1,280,028	31,540
CubeSmart	632,141	19,988
Digital Realty Trust, Inc.	321,741	50,079
Douglas Emmett, Inc.	377,795	10,548
Equinix, Inc.	87,043	68,745
Equity Lifestyle Properties, Inc.	326,013	21,611
Highwoods Properties, Inc. (SBI)	369,497	13,767
Lexington Corporate Properties Trust	268,260	3,050
Potlatch Corp.	431,456	19,864
Prologis (REIT), Inc.	885,415	90,188
SBA Communications Corp. Class A	193,041	59,084
Ventas, Inc.	206,000	8,489
VICI Properties, Inc.	442,192	9,879
Weyerhaeuser Co.	2,629,101	79,688
		705,853
Real Estate Management & Development - 0.2%
Cushman & Wakefield PLC (a)	3,390,484	39,364
KE Holdings, Inc. ADR (a)	540,800	27,738
		67,102

TOTAL REAL ESTATE		772,955

UTILITIES - 1.8%
Electric Utilities - 1.3%
American Electric Power Co., Inc.	86,900	6,850
Duke Energy Corp.	87,241	7,009
Edison International	1,103,461	57,910
Entergy Corp.	373,916	37,070
Evergy, Inc.	697,805	37,137
Exelon Corp.	1,773,715	65,468
FirstEnergy Corp.	1,104,585	31,580
NextEra Energy, Inc.	562,944	157,157
NRG Energy, Inc.	317,497	10,925
PG&E Corp. (f)	3,934,968	34,616
Southern Co.	977,708	51,017
		496,739
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	902,830	16,025
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	1,770,576	35,535
Dominion Energy, Inc.	1,240,125	97,275
Sempra Energy	427,327	52,839
		185,649

TOTAL UTILITIES		698,413

TOTAL COMMON STOCKS
(Cost $16,888,298)		25,745,964
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.17% 9/3/20 to 11/27/20 (h)
(Cost $16,558)	16,560	16,558
	Shares	Value (000s)

Fixed-Income Funds - 30.9%
Fidelity High Income Central Fund (i)	5,918,096	$627,732
Fidelity Investment Grade Bond Central Fund (i)	93,359,090	11,077,990
TOTAL FIXED-INCOME FUNDS
(Cost $11,193,692)		11,705,722

Money Market Funds - 1.0%
Fidelity Cash Central Fund 0.12% (j)	310,710,724	310,773
Fidelity Securities Lending Cash Central Fund 0.11% (j)(k)	79,961,783	79,970
TOTAL MONEY MARKET FUNDS
(Cost $390,728)		390,743
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $28,489,276)		37,858,987
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(20,769)
NET ASSETS - 100%		$37,838,218

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1,310	Sept. 2020	$229,178	$22,310	$22,310

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,164,000 or 0.1% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $131,509,000 or 0.3% of net assets.

 (g) Level 3 security

 (h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $16,558,000.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Amyris, Inc.	2/3/20 - 6/4/20	$11,533
Ant International Co. Ltd. Class C	5/16/18	$27,888
PG&E Corp.	6/30/20	$37,382
Snowflake Computing, Inc. Class B	3/19/20	$698
StepStone Group Holdings LLC	8/19/19	$8,250
StepStone Group LP Class A	8/19/19	$8,250

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,384
Fidelity High Income Central Fund	45,671
Fidelity Investment Grade Bond Central Fund	270,701
Fidelity Mortgage Backed Securities Central Fund	5,650
Fidelity Securities Lending Cash Central Fund	2,180
Total	$328,586

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$758,795	$204,337	$307,787	$10,003	$(37,616)	$627,732	23.3%
Fidelity Investment Grade Bond Central Fund	--	12,716,744	2,124,673	(17,950)	503,869	11,077,990	38.0%
Fidelity Mortgage Backed Securities Central Fund	2,590,157	--	2,581,908	83,354	(91,603)	--	0.0%
Total	$3,348,952	$12,921,081	$5,014,368	$75,407	$374,650	$11,705,722

 (a) Includes the value of shares purchased through in-kind transactions, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Amyris, Inc.	$6,445	$19,555	$21,293	$--	$92	$2,850	$--
Amyris, Inc.	--	7,985	--	--	--	1,141	--
Boingo Wireless, Inc.	5,753	37,987	606	--	(221)	5,235	48,148
Jabil, Inc.	8,421	188,198	850	1,270	(65)	64,888	260,592
Livent Corp.	--	71,812	916	--	(976)	696	70,616
Sunrun, Inc.	107,296	57,716	148,842	--	77,591	(16,491)	--
Vivint Solar, Inc.	76,160	21,768	159,425	--	119,401	68,054	--
Total	$204,075	$405,021	$331,932	$1,270	$195,822	$126,373	$379,356

 (a) Includes the value of shares redeemed through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$2,666,921	$2,583,402	$83,519	$--
Consumer Discretionary	3,049,810	2,985,620	64,190	--
Consumer Staples	1,742,941	1,729,641	13,300	--
Energy	720,577	707,434	13,143	--
Financials	2,476,971	2,443,193	33,778	--
Health Care	3,534,715	3,379,993	154,722	--
Industrials	2,654,445	2,540,984	113,461	--
Information Technology	6,726,057	6,710,814	15,243	--
Materials	702,159	702,159	--	--
Real Estate	772,955	718,074	--	54,881
Utilities	698,413	663,797	34,616	--
U.S. Government and Government Agency Obligations	16,558	--	16,558	--
Fixed-Income Funds	11,705,722	11,705,722	--	--
Money Market Funds	390,743	390,743	--	--
Total Investments in Securities:	$37,858,987	$37,261,576	$542,530	$54,881
Derivative Instruments:
Assets
Futures Contracts	$22,310	$22,310	$--	$--
Total Assets	$22,310	$22,310	$--	$--
Total Derivative Instruments:	$22,310	$22,310	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$22,310	$--
Total Equity Risk	22,310	--
Total Value of Derivatives	$22,310	$--

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	12.0%
AAA,AA,A	5.7%
BBB	8.6%
BB	2.5%
B	0.7%
CCC,CC,C	0.3%
Not Rated	0.7%
Equities	68.1%
Short-Term Investments and Net Other Assets	1.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.1%
United Kingdom	2.5%
Cayman Islands	1.8%
Netherlands	1.1%
Others (Individually Less Than 1%)	5.5%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $78,281) — See accompanying schedule: Unaffiliated issuers (cost $16,594,304)	$25,383,166
Fidelity Central Funds (cost $11,584,420)	12,096,465
Other affiliated issuers (cost $310,552)	379,356
Total Investment in Securities (cost $28,489,276)		$37,858,987
Restricted cash		175
Receivable for investments sold		108,653
Receivable for fund shares sold		38,125
Dividends receivable		33,002
Distributions receivable from Fidelity Central Funds		95
Prepaid expenses		76
Other receivables		2,578
Total assets		38,041,691
Liabilities
Payable to custodian bank	$2,373
Payable for investments purchased	$66,615
Payable for fund shares redeemed	33,988
Accrued management fee	11,714
Payable for daily variation margin on futures contracts	360
Other affiliated payables	3,308
Other payables and accrued expenses	5,161
Collateral on securities loaned	79,954
Total liabilities		203,473
Net Assets		$37,838,218
Net Assets consist of:
Paid in capital		$27,271,476
Total accumulated earnings (loss)		10,566,742
Net Assets		$37,838,218
Net Asset Value and Maximum Offering Price
Balanced:
Net Asset Value, offering price and redemption price per share ($28,805,234 ÷ 1,052,540 shares)		$27.37
Class K:
Net Asset Value, offering price and redemption price per share ($9,032,984 ÷ 330,046 shares)		$27.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2020
Investment Income
Dividends (including $1,270 earned from other affiliated issuers)		$375,397
Interest		19,983
Income from Fidelity Central Funds (including $2,180 from security lending)		317,041
Total income		712,421
Expenses
Management fee	$130,879
Transfer agent fees	35,753
Accounting fees	2,361
Custodian fees and expenses	622
Independent trustees' fees and expenses	199
Registration fees	431
Audit	123
Legal	54
Miscellaneous	395
Total expenses before reductions	170,817
Expense reductions	(3,077)
Total expenses after reductions		167,740
Net investment income (loss)		544,681
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,066)	1,570,856
Redemptions in-kind with affiliated entities	388,674
Fidelity Central Funds	75,407
Other affiliated issuers	195,822
Foreign currency transactions	264
Futures contracts	(26,909)
Capital gain distributions from Fidelity Central Funds	11,545
Total net realized gain (loss)		2,215,659
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,387)	3,320,391
Fidelity Central Funds	374,614
Other affiliated issuers	126,373
Assets and liabilities in foreign currencies	361
Futures contracts	21,102
Total change in net unrealized appreciation (depreciation)		3,842,841
Net gain (loss)		6,058,500
Net increase (decrease) in net assets resulting from operations		$6,603,181

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$544,681	$599,006
Net realized gain (loss)	2,215,659	510,456
Change in net unrealized appreciation (depreciation)	3,842,841	(335,278)
Net increase (decrease) in net assets resulting from operations	6,603,181	774,184
Distributions to shareholders	(1,470,509)	(3,135,825)
Share transactions - net increase (decrease)	(693,271)	1,514,959
Total increase (decrease) in net assets	4,439,401	(846,682)
Net Assets
Beginning of period	33,398,817	34,245,499
End of period	$37,838,218	$33,398,817

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Balanced Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.54	$25.33	$24.27	$22.32	$22.33
Income from Investment Operations
Net investment income (loss)A	.38	.42	.38	.38	.37
Net realized and unrealized gain (loss)	4.49	.08	2.55	2.26	1.25
Total from investment operations	4.87	.50	2.93	2.64	1.62
Distributions from net investment income	(.41)	(.40)	(.37)	(.37)	(.36)
Distributions from net realized gain	(.62)	(1.89)	(1.50)	(.32)	(1.27)
Total distributions	(1.04)B	(2.29)	(1.87)	(.69)	(1.63)
Net asset value, end of period	$27.37	$23.54	$25.33	$24.27	$22.32
Total ReturnC	21.44%	2.61%	12.78%	12.12%	7.73%
Ratios to Average Net AssetsD,E
Expenses before reductions	.52%	.53%	.53%	.55%	.55%
Expenses net of fee waivers, if any	.52%	.53%	.53%	.54%	.55%
Expenses net of all reductions	.51%	.53%	.53%	.54%	.55%
Net investment income (loss)	1.57%	1.82%	1.55%	1.65%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$28,805	$24,969	$25,088	$22,915	$20,840
Portfolio turnover rateF	95%G	60%	66%G	91%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.04 per share is comprised of distributions from net investment income of $.414 and distributions from net realized gain of $.624 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Balanced Fund Class K

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$23.55	$25.33	$24.27	$22.32	$22.33
Income from Investment Operations
Net investment income (loss)A	.40	.44	.40	.40	.39
Net realized and unrealized gain (loss)	4.48	.09	2.55	2.26	1.25
Total from investment operations	4.88	.53	2.95	2.66	1.64
Distributions from net investment income	(.43)	(.42)	(.39)	(.39)	(.38)
Distributions from net realized gain	(.62)	(1.89)	(1.50)	(.32)	(1.27)
Total distributions	(1.06)B	(2.31)	(1.89)	(.71)	(1.65)
Net asset value, end of period	$27.37	$23.55	$25.33	$24.27	$22.32
Total ReturnC	21.49%	2.74%	12.87%	12.22%	7.84%
Ratios to Average Net AssetsD,E
Expenses before reductions	.44%	.45%	.45%	.46%	.46%
Expenses net of fee waivers, if any	.44%	.45%	.45%	.45%	.46%
Expenses net of all reductions	.43%	.44%	.44%	.45%	.45%
Net investment income (loss)	1.65%	1.91%	1.63%	1.74%	1.81%
Supplemental Data
Net assets, end of period (in millions)	$9,033	$8,429	$9,157	$8,536	$7,984
Portfolio turnover rateF	95%G	60%	66%G	91%	64%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.06 per share is comprised of distributions from net investment income of $.434 and distributions from net realized gain of $.624 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Balanced Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Balanced and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	FMR	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	.01%
Fidelity Investment Grade Bond Central Fund	FMR	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds , including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,555 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, short-term gain distributions from the Underlying Funds, redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,075,910
Gross unrealized depreciation	(890,298)
Net unrealized appreciation (depreciation)	$9,185,612
Tax Cost	$28,673,375

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$113,060
Undistributed long-term capital gain	$1,352,988
Net unrealized appreciation (depreciation) on securities and other investments	$9,185,907

The Fund intends to elect to defer to its next fiscal year $80,271 of capital losses recognized during the period November 1, 2019 to August 31, 2020.

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$799,446	$ 874,913
Long-term Capital Gains	671,063	2,260,912
Total	$1,470,509	$ 3,135,825

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Balanced Fund	27,064.07

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and certain in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Balanced Fund	31,869,478	29,890,362

Unaffiliated Redemptions In-Kind. During the period, 13,051 shares of the Fund were redeemed in-kind for investments and cash with a value of $310,014. The net realized gain of $80,850 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Balanced, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Balanced	$32,151.12
Class K	3,602.04
	$35,753

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Balanced Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Balanced Fund	$626

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $222.

Affiliated Exchanges In-Kind. During the period, the Fund completed exchanges in-kind with Fidelity Investment Grade Bond Central Fund. The Fund delivered investments, including accrued interest, and cash valued at $7,636,082 to Fidelity Investment Grade Bond Central Fund in exchange for 67,868 shares. The net realized gain of $388,674 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The Fund recognized gains for federal income tax purposes.

In addition, the Fund redeemed 23,570 shares of Fidelity Mortgage Backed Securities Central Fund in exchange for investments and cash with a value of $2,581,907 and a non-taxable exchange of those investments for 22,948 shares of Fidelity Investment Grade Bond Central Fund. The net realized gains of $83,354 on the Fund's redemptions of Fidelity Mortgage Backed Securities Central Fund shares are included in "Net realized gain (loss) on Investment securities: Fidelity Central Funds" in the accompanying Statement of Operations. The Fund recognized gains on the redemption of Fidelity Mortgage Backed Securities Central Fund for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Balanced Fund	$82

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $218. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes less than five hundred dollars from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $2,930 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $141.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019
Distributions to shareholders
Balanced	$1,107,713	$2,302,966
Class K	362,796	832,859
Total	$1,470,509	$3,135,825

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2020	Year ended August 31, 2019
Balanced
Shares sold	171,801	148,956	$4,175,932	$3,403,373
Reinvestment of distributions	44,267	97,405	1,047,711	2,184,283
Shares redeemed	(224,036)	(176,229)	(5,265,690)	(3,985,668)
Net increase (decrease)	(7,968)	70,132	$(42,047)	$1,601,988
Class K
Shares sold	52,947	50,621	$1,288,410	$1,153,250
Reinvestment of distributions	15,331	37,144	362,796	832,859
Shares redeemed	(96,214)(a)	(91,238)	(2,302,430)(a)	(2,073,138)
Net increase (decrease)	(27,936)	(3,473)	$(651,224)	$(87,029)

 (a) Amount includes in-kind redemptions (See the Unaffiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Balanced Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Balanced Fund
Balanced	.52%
Actual		$1,000.00	$1,168.90	$2.83
Hypothetical-C		$1,000.00	$1,022.52	$2.64
Class K	.44%
Actual		$1,000.00	$1,169.40	$2.40
Hypothetical-C		$1,000.00	$1,022.92	$2.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of the underlying Fidelity Central Funds in which the Fund invests are not included in each Class' annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year ranged from less than .005% to .01%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Balanced Fund
Balanced	10/12/20	10/09/20	$0.099	$0.984
Class K	10/12/20	10/09/20	$0.104	$0.984

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $1,995,864,728, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.06% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $29,276,417 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Balanced designates 6%, 24%, 84%, and 84%; and Class K designates 6%, 24%, 80%, and 79% of the dividends distributed in October 2019, December 2019, April 2020, and July 2020, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Balanced designates 6%, 25%, 91%, and 91%; and Class K designates 6%, 24%, 87%, and 86%; of the dividends distributed in October 2019, December 2019, April 2020, and July 2020, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Balanced designates 1%, 2%, 2%, and 2%; and Class K designates 1%, 2%, 2%, and 2%; of the dividends distributed in October 2019, December 2019, April 2020, and July 2020, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	11,641,342,035.314	68.813
Against	2,476,143,320.308	14.637
Abstain	2,391,565,258.057	14.137
Broker Non-Vote	408,402,262.800	2.414
TOTAL	16,917,452,876.478	100.000

PROPOSAL 5

A shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	6,060,717,573.695	35.825
Against	9,018,467,306.816	53.309
Abstain	1,419,031,067.192	8.388
Broker Non-Vote	419,236,928.775	2.478
TOTAL	16,917,452,876.478	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

BAL-ANN-1020
1.536127.124

Fidelity® Balanced K6 Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity® Balanced K6 Fund	21.36%	19.51%

 A From June 14, 2019

$10,000 Over Life of Fund

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$12,421	Fidelity® Balanced K6 Fund
$12,409	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 21.94% for the 12 months ending August 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. The COVID-19 pandemic and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). From June through August, the index gained 15.48%, rising amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, the information technology sector (+58%) led the way, followed by consumer discretionary (+35%). In contrast, energy (-34%) fell hard along with the price of crude oil. Turning to fixed income, U.S. taxable investment-grade bonds rose 6.47% for the period, according to the Bloomberg Barclays U.S. Aggregate Bond Index, as investors sought safer havens amid the market shock of the pandemic.

Comments from Co-Portfolio Manager Robert Stansky:  For the fiscal year ending August 31, 2020, the fund gained 21.36%, topping the 16.20% advance of the Fidelity Balanced Hybrid Composite Index℠. Stock selection in the equity subportfolio was the primary driver of the fund’s outperformance of the Composite index. Underweighting investment-grade bonds and overweighting stocks helped to a lesser extent, as did security selection in the investment-grade bond central fund. On the other hand, a small out-of-benchmark allocation to high-yield bonds detracted a bit. The fund’s stock investments gained 27.09% the past 12 months, compared with the 21.94% rise in the S&P 500®, with picks in the information technology and communication services sectors boosting the subportfolio’s relative result the most. The top individual contributor, by far, on a relative basis was Vivint Solar. This out-of-benchmark position gained 267% in the portfolio, aided by a July offer to buy the company from rival Sunrun. Non-benchmark exposure to Twilio (+147%), a provider of cloud-based communications software, also contributed meaningfully, while one of the largest relative detractors was an overweighted stake in data and analytics company Nielsen Holdings (-25%). Our investment-grade bond central fund gained 7.82% to outpace the 6.47% advance of the Bloomberg Barclays U.S. Aggregate Bond Index. The central fund outperformed in large part because of timely and decisive asset-allocation shifts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On October 1, 2019, the fund transitioned from a subportfolio to dedicated central funds for its investment-grade and high-yield bond investments. On November 8, 2019, Jody Simes assumed management responsibilities for the fund’s materials subportfolio, succeeding Rick Malnight. On January 1, 2020, Melissa Reilly assumed management responsibilities for the fund’s consumer staples subportfolio. In addition, Ashley Fernandes assumed management responsibilities for the fund’s energy subportfolio, succeeding Jonathan Kasen.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2020

% of fund's net assets
Microsoft Corp.	4.4
Amazon.com, Inc.	3.3
Apple, Inc.	3.0
Facebook, Inc. Class A	1.8
Alphabet, Inc. Class C	1.8
14.3

Top Five Bond Issuers as of August 31, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	4.7
Fannie Mae	2.6
Freddie Mac	1.9
Ginnie Mae	1.2
Uniform Mortgage Backed Securities	0.8
11.2

Top Five Market Sectors as of August 31, 2020

% of fund's net assets
Information Technology	18.5
Financials	12.8
Health Care	10.2
Consumer Discretionary	8.6
Communication Services	8.3

Asset Allocation (% of fund's net assets)

As of August 31, 2020*
Stocks and Equity Futures	68.9%
Bonds	29.1%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments – 10.4%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Common Stocks - 67.8%
	Shares	Value
COMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	16,731	$498,751
Vonage Holdings Corp. (a)	26,839	307,307
		806,058
Entertainment - 1.4%
Activision Blizzard, Inc.	13,852	1,156,919
Electronic Arts, Inc. (a)	3,162	441,004
Live Nation Entertainment, Inc. (a)	795	45,156
Netflix, Inc. (a)	3,590	1,901,120
The Walt Disney Co.	19,113	2,520,431
		6,064,630
Interactive Media & Services - 4.4%
Alphabet, Inc.:
Class A (a)	1,245	2,028,765
Class C (a)	4,626	7,559,717
CarGurus, Inc. Class A (a)	5,925	144,452
Eventbrite, Inc. (a)	14,175	152,381
Facebook, Inc. Class A (a)	26,901	7,887,373
Wise Talent Information Technology Co. Ltd. (a)	118,435	297,114
Yahoo! Japan Corp.	51,574	343,291
Zoominfo Technologies, Inc.	7,432	288,510
		18,701,603
Media - 0.3%
Altice U.S.A., Inc. Class A (a)	11,134	307,076
Comcast Corp. Class A	6,689	299,734
Discovery Communications, Inc. Class A (a)	2,311	50,992
Interpublic Group of Companies, Inc.	2,302	40,884
Liberty Media Corp. Liberty Formula One Group Series C (a)	3,421	133,351
Nexstar Broadcasting Group, Inc. Class A	1,909	183,283
ViacomCBS, Inc. Class B	6,114	170,275
		1,185,595
Wireless Telecommunication Services - 0.7%
Boingo Wireless, Inc. (a)	47,451	616,388
SoftBank Group Corp.	10,189	630,254
T-Mobile U.S., Inc.	16,596	1,936,421
		3,183,063

TOTAL COMMUNICATION SERVICES		29,940,949

CONSUMER DISCRETIONARY - 8.0%
Automobiles - 0.0%
XPeng, Inc. ADR (a)	7,260	148,830
Distributors - 0.1%
LKQ Corp. (a)	15,532	492,986
Diversified Consumer Services - 0.1%
Afya Ltd. (a)	9,089	232,406
Hotels, Restaurants & Leisure - 1.2%
Aristocrat Leisure Ltd.	7,898	165,260
Boyd Gaming Corp.	4,393	117,645
Churchill Downs, Inc.	2,858	499,464
Compass Group PLC	27,035	437,479
Dunkin' Brands Group, Inc.	7,136	542,907
Marriott International, Inc. Class A	4,434	456,303
McDonald's Corp.	11,665	2,490,711
Starbucks Corp.	875	73,911
Vail Resorts, Inc.	621	135,173
		4,918,853
Household Durables - 0.4%
Leggett & Platt, Inc.	7,506	307,746
Lennar Corp. Class A	9,965	745,581
Mohawk Industries, Inc. (a)	2,194	202,572
Tempur Sealy International, Inc. (a)	3,263	279,117
		1,535,016
Internet & Direct Marketing Retail - 3.8%
Alibaba Group Holding Ltd. sponsored ADR (a)	2,084	598,171
Amazon.com, Inc. (a)	4,077	14,069,564
Farfetch Ltd. Class A (a)(b)	4,997	138,367
Ocado Group PLC (a)	3,987	133,081
The Booking Holdings, Inc. (a)	629	1,201,673
		16,140,856
Leisure Products - 0.1%
Mattel, Inc. (a)	20,254	217,629
Peloton Interactive, Inc. Class A (a)	5,460	418,618
		636,247
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	11,074	1,066,094
Specialty Retail - 1.7%
Burlington Stores, Inc. (a)	1,654	325,722
Lowe's Companies, Inc.	18,384	3,027,661
The Home Depot, Inc.	7,139	2,034,901
Tiffany & Co., Inc.	1,396	171,010
TJX Companies, Inc.	26,841	1,470,618
Ulta Beauty, Inc. (a)	1,155	268,168
		7,298,080
Textiles, Apparel & Luxury Goods - 0.3%
LVMH Moet Hennessy Louis Vuitton SE	640	300,559
NIKE, Inc. Class B	6,482	725,271
PVH Corp.	2,133	118,936
Tapestry, Inc.	19,700	290,181
		1,434,947

TOTAL CONSUMER DISCRETIONARY		33,904,315

CONSUMER STAPLES - 4.4%
Beverages - 1.4%
Boston Beer Co., Inc. Class A (a)	271	239,017
Keurig Dr. Pepper, Inc.	10,267	306,265
Monster Beverage Corp. (a)	10,300	863,758
PepsiCo, Inc.	14,954	2,094,457
Pernod Ricard SA	1,696	290,433
The Coca-Cola Co.	40,027	1,982,537
		5,776,467
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	5,385	1,872,149
Kroger Co.	10,288	367,076
Performance Food Group Co. (a)	4,431	161,776
Sysco Corp.	6,698	402,818
U.S. Foods Holding Corp. (a)	15,277	371,995
Walmart, Inc.	15,201	2,110,659
		5,286,473
Food Products - 0.5%
Beyond Meat, Inc. (a)	605	82,189
Darling Ingredients, Inc. (a)	1,354	43,287
Freshpet, Inc. (a)	2,572	292,179
Hilton Food Group PLC	1	16
JDE Peet's BV	2,561	112,803
Lamb Weston Holdings, Inc.	5,670	356,360
Mondelez International, Inc.	20,821	1,216,363
		2,103,197
Household Products - 1.1%
Church & Dwight Co., Inc.	4,056	388,686
Clorox Co.	1,227	274,235
Procter & Gamble Co.	27,159	3,756,904
Reckitt Benckiser Group PLC	1,427	143,241
		4,563,066
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	3,909	866,703
Tobacco - 0.0%
Altria Group, Inc.	5,107	223,380

TOTAL CONSUMER STAPLES		18,819,286

ENERGY - 1.8%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	7,310	104,387
John Wood Group PLC	11,008	36,464
Oceaneering International, Inc. (a)	26,248	141,477
SBM Offshore NV	7,837	135,468
Subsea 7 SA (a)	33,703	272,766
TechnipFMC PLC	5,337	41,095
		731,657
Oil, Gas & Consumable Fuels - 1.6%
Africa Oil Corp. (a)	73,714	61,600
Aker Bp ASA	3,729	74,190
Apache Corp.	28,946	428,401
Cairn Energy PLC (a)	7,969	15,020
Canadian Natural Resources Ltd.	22,190	437,556
Cheniere Energy, Inc. (a)	1,671	86,976
Chevron Corp.	3,355	281,585
Comstock Resources, Inc. (a)	8,781	50,579
Enbridge, Inc.	2,158	69,099
Equinor ASA sponsored ADR	22,589	362,553
Exxon Mobil Corp.	43,898	1,753,286
Galp Energia SGPS SA Class B	12,939	138,941
Gibson Energy, Inc.	2,457	44,738
Hess Corp.	13,822	636,365
Kosmos Energy Ltd.	57,109	83,950
Marathon Petroleum Corp.	1,245	44,148
MEG Energy Corp. (a)	66,528	184,637
Phillips 66 Co.	5,795	338,834
Reliance Industries Ltd.	1,335	21,750
Reliance Industries Ltd.	20,030	568,911
Reliance Industries Ltd. sponsored GDR (c)	3,824	221,410
Royal Dutch Shell PLC Class B sponsored ADR	6,403	179,924
Total SA sponsored ADR	12,460	493,042
Valero Energy Corp.	5,658	297,554
		6,875,049

TOTAL ENERGY		7,606,706

FINANCIALS - 6.5%
Banks - 2.0%
Bank of America Corp.	84,195	2,167,179
Citigroup, Inc.	37,996	1,942,356
Comerica, Inc.	5,214	206,109
EFG Eurobank Ergasias SA (a)	337,673	162,071
First Horizon National Corp.	16,561	158,158
Huntington Bancshares, Inc.	22,058	207,566
JPMorgan Chase & Co.	11,236	1,125,735
KeyCorp	21,158	260,667
M&T Bank Corp.	2,468	254,846
Signature Bank	1,265	122,743
Societe Generale Series A	4,783	77,426
Synovus Financial Corp.	3,944	86,255
Truist Financial Corp.	11,134	432,111
Wells Fargo & Co.	53,898	1,301,637
		8,504,859
Capital Markets - 1.6%
Bank of New York Mellon Corp.	53,958	1,995,367
BlackRock, Inc. Class A	1,926	1,144,410
Cboe Global Markets, Inc.	4,737	434,809
Intercontinental Exchange, Inc.	9,858	1,047,215
Morgan Stanley	26,389	1,379,089
Virtu Financial, Inc. Class A	26,352	680,672
		6,681,562
Consumer Finance - 0.9%
360 Finance, Inc. ADR (a)	7,215	90,188
Ally Financial, Inc.	9,231	211,205
Capital One Financial Corp.	33,149	2,288,275
Discover Financial Services	6,948	368,800
OneMain Holdings, Inc.	20,618	599,571
Shriram Transport Finance Co. Ltd.	13,331	127,830
SLM Corp.	39,493	301,727
		3,987,596
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc.:
Class A (a)	1	327,560
Class B (a)	15,630	3,407,965
		3,735,525
Insurance - 1.1%
American International Group, Inc.	13,225	385,377
Chubb Ltd.	1,134	141,750
Fairfax Financial Holdings Ltd. (sub. vtg.)	613	188,969
Hartford Financial Services Group, Inc.	13,326	539,037
Marsh & McLennan Companies, Inc.	6,622	760,934
The Travelers Companies, Inc.	16,942	1,965,950
Willis Towers Watson PLC	4,712	968,457
		4,950,474

TOTAL FINANCIALS		27,860,016

HEALTH CARE - 9.3%
Biotechnology - 1.9%
Acceleron Pharma, Inc. (a)	1,360	132,559
Alexion Pharmaceuticals, Inc. (a)	6,406	731,693
Amgen, Inc.	9,993	2,531,427
Argenx SE ADR (a)	950	219,707
Ascendis Pharma A/S sponsored ADR (a)	6	889
Biogen, Inc. (a)	885	254,561
Global Blood Therapeutics, Inc. (a)	5,788	363,371
Immunomedics, Inc. (a)	9,360	417,082
PTC Therapeutics, Inc. (a)	7,203	356,008
Regeneron Pharmaceuticals, Inc. (a)	2,543	1,576,482
Vertex Pharmaceuticals, Inc. (a)	5,015	1,399,787
		7,983,566
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	10,625	1,163,119
Becton, Dickinson & Co.	7,137	1,732,649
Boston Scientific Corp. (a)	35,680	1,463,594
DexCom, Inc. (a)	1,419	603,657
Hologic, Inc. (a)	3,637	217,202
Intuitive Surgical, Inc. (a)	2,456	1,794,943
Masimo Corp. (a)	1,204	269,696
Nevro Corp. (a)	2,476	340,549
		7,585,409
Health Care Providers & Services - 2.3%
AmerisourceBergen Corp.	3,868	375,312
Centene Corp. (a)	12,143	744,609
Cigna Corp.	6,650	1,179,511
HCA Holdings, Inc.	7,535	1,022,650
Humana, Inc.	4,901	2,034,748
Ontrak, Inc. (a)	1,305	95,200
UnitedHealth Group, Inc.	14,254	4,455,088
		9,907,118
Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	6,991	2,998,999
Pharmaceuticals - 2.6%
AstraZeneca PLC sponsored ADR	32,852	1,839,712
Bristol-Myers Squibb Co.	36,540	2,272,788
Eli Lilly & Co.	13,651	2,025,672
Horizon Therapeutics PLC (a)	15,978	1,200,267
Roche Holding AG (participation certificate)	5,003	1,750,145
UCB SA	6,325	751,171
Zoetis, Inc. Class A	9,355	1,497,736
		11,337,491

TOTAL HEALTH CARE		39,812,583

INDUSTRIALS - 7.2%
Aerospace & Defense - 1.4%
Axon Enterprise, Inc. (a)	3,199	274,090
General Dynamics Corp.	8,276	1,236,021
Northrop Grumman Corp.	3,611	1,237,165
Raytheon Technologies Corp.	33,115	2,020,015
Rolls-Royce Holdings PLC	60,806	192,006
The Boeing Co.	5,565	956,178
		5,915,475
Air Freight & Logistics - 0.5%
FedEx Corp.	10,029	2,204,775
Construction & Engineering - 0.6%
AECOM (a)	52,266	2,065,030
Granite Construction, Inc.	20,675	384,348
		2,449,378
Electrical Equipment - 1.1%
Sensata Technologies, Inc. PLC (a)	53,546	2,229,655
Sunrun, Inc. (a)	17,872	1,010,751
Vivint Solar, Inc. (a)(b)	43,132	1,331,916
		4,572,322
Industrial Conglomerates - 0.4%
3M Co.	2,494	406,572
General Electric Co.	204,074	1,293,829
Honeywell International, Inc.	1,464	242,365
		1,942,766
Machinery - 0.5%
Allison Transmission Holdings, Inc.	50,391	1,807,525
Caterpillar, Inc.	2,244	319,344
		2,126,869
Marine - 0.3%
A.P. Moller - Maersk A/S Series B	733	1,123,148
Professional Services - 0.4%
Dun & Bradstreet Holdings, Inc. (a)	6,207	157,410
Nielsen Holdings PLC	99,872	1,526,044
		1,683,454
Road & Rail - 1.6%
Lyft, Inc. (a)	31,586	937,157
Norfolk Southern Corp.	7,605	1,616,291
Uber Technologies, Inc. (a)	115,120	3,871,486
Union Pacific Corp.	1,548	297,897
		6,722,831
Trading Companies & Distributors - 0.4%
HD Supply Holdings, Inc. (a)	47,032	1,865,289

TOTAL INDUSTRIALS		30,606,307

INFORMATION TECHNOLOGY - 18.0%
Communications Equipment - 0.1%
Ericsson (B Shares) sponsored ADR	31,085	362,140
Lumentum Holdings, Inc. (a)	542	46,612
		408,752
Electronic Equipment & Components - 1.2%
Corning, Inc.	8,151	264,581
Flextronics International Ltd. (a)	126,700	1,375,962
II-VI, Inc. (a)	5,501	244,795
Insight Enterprises, Inc. (a)	4,282	256,085
Jabil, Inc.	81,105	2,769,736
		4,911,159
IT Services - 3.1%
Capgemini SA	5,734	793,750
Cognizant Technology Solutions Corp. Class A	8,269	552,865
DXC Technology Co.	2,523	50,410
Fidelity National Information Services, Inc.	13,342	2,012,641
Fiserv, Inc. (a)	2,955	294,259
Genpact Ltd.	31,696	1,336,937
Global Payments, Inc.	2,683	473,871
GoDaddy, Inc. (a)	4,752	397,647
MasterCard, Inc. Class A	8,386	3,003,781
PayPal Holdings, Inc. (a)	9,498	1,938,922
Sabre Corp.	19,184	134,096
Twilio, Inc. Class A (a)	1,553	418,937
Visa, Inc. Class A	7,458	1,581,021
Worldline SA (a)(c)	2,858	262,684
		13,251,821
Semiconductors & Semiconductor Equipment - 2.4%
Advanced Micro Devices, Inc. (a)	11,949	1,085,208
Cirrus Logic, Inc. (a)	7,750	469,573
Marvell Technology Group Ltd.	26,043	1,009,948
MediaTek, Inc.	12,986	245,744
Micron Technology, Inc. (a)	16,455	748,867
NVIDIA Corp.	6,459	3,455,436
NXP Semiconductors NV	10,559	1,327,900
ON Semiconductor Corp. (a)	20,667	441,654
Qualcomm, Inc.	7,562	900,634
Sanken Electric Co. Ltd.	975	20,151
Semtech Corp. (a)	1,000	58,650
Skyworks Solutions, Inc.	1,236	179,035
STMicroelectronics NV (France)	6,274	189,758
Universal Display Corp.	100	17,550
Xilinx, Inc.	2,229	232,173
		10,382,281
Software - 8.1%
Adobe, Inc. (a)	2,647	1,358,943
Autodesk, Inc. (a)	4,805	1,180,589
Citrix Systems, Inc.	1,629	236,531
Cloudflare, Inc. (a)	16,947	648,392
Elastic NV (a)	7,546	819,345
LivePerson, Inc. (a)	15,259	910,352
Microsoft Corp.	83,350	18,797,921
Nortonlifelock, Inc.	60,068	1,412,799
Nuance Communications, Inc. (a)	5,519	165,349
Nutanix, Inc. Class A (a)	1,451	41,658
Oracle Corp.	20,492	1,172,552
Pluralsight, Inc. (a)	14,949	286,124
Rapid7, Inc. (a)	8,293	535,479
RealPage, Inc. (a)	3,412	213,659
RingCentral, Inc. (a)	473	137,534
Salesforce.com, Inc. (a)	9,956	2,714,503
Snowflake Computing, Inc. Class B (d)(e)	142	15,336
SS&C Technologies Holdings, Inc.	6,683	425,841
SurveyMonkey (a)	31,760	790,506
Talend SA ADR (a)	706	29,073
Tenable Holdings, Inc. (a)	17,422	655,764
Workday, Inc. Class A (a)	3,388	812,137
Workiva, Inc. (a)	2,784	164,256
Yext, Inc. (a)	21,299	422,998
Zendesk, Inc. (a)	6,900	665,022
		34,612,663
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	97,995	12,645,275
HP, Inc.	19,968	390,374
Western Digital Corp.	3,647	140,118
Xerox Holdings Corp.	1,879	35,438
		13,211,205

TOTAL INFORMATION TECHNOLOGY		76,777,881

MATERIALS - 1.9%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	2,020	590,365
Albemarle Corp. U.S.	2,302	209,505
Amyris, Inc. (a)(b)	53,566	175,696
Balchem Corp.	1,638	160,033
Ecolab, Inc.	2,817	555,174
FMC Corp.	2,927	312,779
Innospec, Inc.	3,092	230,941
Linde PLC	4,312	1,076,879
Livent Corp. (a)(b)	103,210	875,221
LyondellBasell Industries NV Class A	3,607	236,186
Sherwin-Williams Co.	523	350,959
		4,773,738
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,658	336,358
Summit Materials, Inc. (a)	15,248	227,043
Vulcan Materials Co.	2,813	337,560
		900,961
Containers & Packaging - 0.1%
Crown Holdings, Inc. (a)	7,114	546,711
Metals & Mining - 0.5%
Commercial Metals Co.	11,023	230,050
First Quantum Minerals Ltd.	38,018	376,289
Freeport-McMoRan, Inc.	27,862	434,926
Newmont Corp.	13,726	923,485
		1,964,750

TOTAL MATERIALS		8,186,160

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.7%
Alexandria Real Estate Equities, Inc.	1,376	231,691
American Homes 4 Rent Class A	4,586	131,343
American Tower Corp.	5,728	1,427,131
Corporate Office Properties Trust (SBI)	13,932	343,284
CubeSmart	6,881	217,577
Digital Realty Trust, Inc.	3,503	545,242
Douglas Emmett, Inc.	4,113	114,835
Equinix, Inc.	949	749,501
Equity Lifestyle Properties, Inc.	3,552	235,462
Highwoods Properties, Inc. (SBI)	4,023	149,897
Lexington Corporate Properties Trust	2,982	33,905
Potlatch Corp.	4,697	216,250
Prologis (REIT), Inc.	9,637	981,625
SBA Communications Corp. Class A	2,102	643,359
Ventas, Inc.	2,231	91,940
VICI Properties, Inc.	4,804	107,321
Weyerhaeuser Co.	28,652	868,442
		7,088,805
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	30,583	355,069
KE Holdings, Inc. ADR (a)	6,300	323,127
		678,196

TOTAL REAL ESTATE		7,767,001

UTILITIES - 1.9%
Electric Utilities - 1.4%
American Electric Power Co., Inc.	937	73,864
Duke Energy Corp.	941	75,600
Edison International	11,727	615,433
Entergy Corp.	4,220	418,371
Evergy, Inc.	12,706	676,213
Exelon Corp.	19,140	706,457
FirstEnergy Corp.	12,310	351,943
NextEra Energy, Inc.	6,125	1,709,916
NRG Energy, Inc.	4,423	152,195
PG&E Corp. (d)	44,159	388,467
Southern Co.	11,903	621,099
		5,789,558
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	12,433	220,686
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	24,129	484,269
Dominion Energy, Inc.	13,332	1,045,762
Sempra Energy	5,013	619,857
		2,149,888

TOTAL UTILITIES		8,160,132

TOTAL COMMON STOCKS
(Cost $234,808,818)		289,441,336
	Principal Amount	Value

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.14% to 0.15% 9/3/20 to 10/1/20 (f)
(Cost $1,739,814)	1,740,000	1,739,878
	Shares	Value

Fixed-Income Funds - 29.9%
Fidelity High Income Central Fund (g)	66,095	$7,010,735
Fidelity Investment Grade Bond Central Fund (g)	1,015,620	120,513,517
TOTAL FIXED-INCOME FUNDS
(Cost $123,052,939)		127,524,252

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.12% (h)	7,343,456	7,344,925
Fidelity Securities Lending Cash Central Fund 0.11% (h)(i)	959,232	959,328
TOTAL MONEY MARKET FUNDS
(Cost $8,304,253)		8,304,253
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $367,905,824)		427,009,719
NET OTHER ASSETS (LIABILITIES) - 0.0%		(30,312)
NET ASSETS - 100%		$426,979,407

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	26	Sept. 2020	$4,548,570	$356,490	$356,490

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $484,094 or 0.1% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $403,803 or 0.1% of net assets.

 (e) Level 3 security

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $333,974.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PG&E Corp.	6/30/20	$419,511
Snowflake Computing, Inc. Class B	3/19/20	$5,508

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$40,799
Fidelity High Income Central Fund	393,067
Fidelity Investment Grade Bond Central Fund	2,257,881
Fidelity Securities Lending Cash Central Fund	14,726
Total	$2,706,473

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$44,546	$9,516,592	$2,181,982	$(202,888)	$(165,533)	$7,010,735	0.3%
Fidelity Investment Grade Bond Central Fund	503,800	127,972,892	12,123,128	(461,938)	4,621,891	120,513,517	0.4%
Total	$548,346	$137,489,484	$14,305,110	$(664,826)	$4,456,358	$127,524,252

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$29,940,949	$29,013,581	$927,368	$--
Consumer Discretionary	33,904,315	33,166,277	738,038	--
Consumer Staples	18,819,286	18,676,045	143,241	--
Energy	7,606,706	7,467,765	138,941	--
Financials	27,860,016	27,782,590	77,426	--
Health Care	39,812,583	38,062,438	1,750,145	--
Industrials	30,606,307	29,291,153	1,315,154	--
Information Technology	76,777,881	76,572,787	189,758	15,336
Materials	8,186,160	8,186,160	--	--
Real Estate	7,767,001	7,767,001	--	--
Utilities	8,160,132	7,771,665	388,467	--
U.S. Government and Government Agency Obligations	1,739,878	--	1,739,878	--
Fixed-Income Funds	127,524,252	127,524,252	--	--
Money Market Funds	8,304,253	8,304,253	--	--
Total Investments in Securities:	$427,009,719	$419,585,967	$7,408,416	$15,336
Derivative Instruments:
Assets
Futures Contracts	$356,490	$356,490	$--	$--
Total Assets	$356,490	$356,490	$--	$--
Total Derivative Instruments:	$356,490	$356,490	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$356,490	$0
Total Equity Risk	356,490	0
Total Value of Derivatives	$356,490	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	11.5%
AAA,AA,A	5.6%
BBB	8.2%
BB	2.4%
B	0.7%
CCC,CC,C	0.3%
Not Rated	1.8%
Equities	67.8%
Short-Term Investments and Net Other Assets	1.7%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.6%
United Kingdom	2.4%
Cayman Islands	1.5%
Netherlands	1.0%
Others (Individually Less Than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $915,303) — See accompanying schedule: Unaffiliated issuers (cost $236,548,632)	$291,181,214
Fidelity Central Funds (cost $131,357,192)	135,828,505
Total Investment in Securities (cost $367,905,824)		$427,009,719
Foreign currency held at value (cost $34)		34
Receivable for investments sold		1,186,185
Receivable for fund shares sold		907,567
Dividends receivable		330,638
Distributions receivable from Fidelity Central Funds		4,517
Receivable for daily variation margin on futures contracts		17,680
Other receivables		5,033
Total assets		429,461,373
Liabilities
Payable to custodian bank	$295,573
Payable for investments purchased	909,915
Payable for fund shares redeemed	155,224
Accrued management fee	110,112
Other payables and accrued expenses	51,842
Collateral on securities loaned	959,300
Total liabilities		2,481,966
Net Assets		$426,979,407
Net Assets consist of:
Paid in capital		$367,996,024
Total accumulated earnings (loss)		58,983,383
Net Assets		$426,979,407
Net Asset Value, offering price and redemption price per share ($426,979,407 ÷ 34,873,636 shares)		$12.24

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Dividends		$3,058,464
Interest		1,823
Income from Fidelity Central Funds (including $14,726 from security lending)		2,635,740
Total income		5,696,027
Expenses
Management fee	$882,042
Independent trustees' fees and expenses	1,340
Interest	79
Miscellaneous	1,280
Total expenses before reductions	884,741
Expense reductions	(20,244)
Total expenses after reductions		864,497
Net investment income (loss)		4,831,530
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(2,280,313)
Fidelity Central Funds	(665,156)
Foreign currency transactions	(1,660)
Futures contracts	1,548,414
Capital gain distributions from Fidelity Central Funds	70,733
Total net realized gain (loss)		(1,327,982)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $51,842)	54,569,995
Fidelity Central Funds	4,456,358
Assets and liabilities in foreign currencies	1,276
Futures contracts	356,490
Total change in net unrealized appreciation (depreciation)		59,384,119
Net gain (loss)		58,056,137
Net increase (decrease) in net assets resulting from operations		$62,887,667

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	For the period June 14, 2019 (commencement of operations) to August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,831,530	$6,668
Net realized gain (loss)	(1,327,982)	3,025
Change in net unrealized appreciation (depreciation)	59,384,119	25,700
Net increase (decrease) in net assets resulting from operations	62,887,667	35,393
Distributions to shareholders	(3,938,929)	(750)
Share transactions
Proceeds from sales of shares	445,931,723	1,593,622
Reinvestment of distributions	3,938,929	750
Cost of shares redeemed	(83,468,998)	–
Net increase (decrease) in net assets resulting from share transactions	366,401,654	1,594,372
Total increase (decrease) in net assets	425,350,392	1,629,015
Net Assets
Beginning of period	1,629,015	–
End of period	$426,979,407	$1,629,015
Other Information
Shares
Sold	42,252,527	159,126
Issued in reinvestment of distributions	384,123	73
Redeemed	(7,922,213)	–
Net increase (decrease)	34,714,437	159,199

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Balanced K6 Fund

Years ended August 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.04
Net realized and unrealized gain (loss)	1.97	.20
Total from investment operations	2.16	.24
Distributions from net investment income	(.14)	(.01)
Distributions from net realized gain	(.01)	–
Total distributions	(.15)	(.01)
Net asset value, end of period	$12.24	$10.23
Total ReturnC,D	21.36%	2.35%
Ratios to Average Net AssetsE,F
Expenses before reductions	.32%	.32%G
Expenses net of fee waivers, if any	.32%	.32%G
Expenses net of all reductions	.31%	.32%G
Net investment income (loss)	1.75%	2.00%G
Supplemental Data
Net assets, end of period (000 omitted)	$426,979	$1,629
Portfolio turnover rateH	76%I	6%J

 A For the period June 14, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Balanced K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	FMR	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, future transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, foreign currency transactions, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$67,918,407
Gross unrealized depreciation	(10,443,834)
Net unrealized appreciation (depreciation)	$57,474,573
Tax Cost	$369,535,146

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,598,940
Capital loss carryforward	$(2,263,676)
Undistributed long-term capital gain	$1,224,111
Net unrealized appreciation (depreciation) on securities and other investments	$57,474,257

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryfoward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,263,514)
Long-term	(162)
Total capital loss carryforward	$(2,263,676)

Due to large subscriptions in the period, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in the future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019(a)
Ordinary Income	$3,897,839	$ 750
Long-term Capital Gains	41,090	–
Total	$3,938,929	$ 750

 (a) For the period June 14, 2019 (commencement of operations) to August 31, 2019.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Balanced K6 Fund	232,108,744	179,232,575

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $310,013,608 in exchange for 29,786,195 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Balanced K6 Fund	$7,024

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, Balanced K6 Fund had no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Balanced K6 Fund	Borrower	$9,201,000.31%		$79

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Balanced K6 Fund	$219

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $1,489. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,757 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $487.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Balanced K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Balanced K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period June 14, 2019 (commencement of operations) through August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year ended August 31, 2020, and the changes in its net assets and the financial highlights for the year ended August 31, 2020 and for the period June 14, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Balanced K6 Fund	.32%
Actual		$1,000.00	$1,170.20	$1.75
Hypothetical-C		$1,000.00	$1,023.53	$1.63

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio. In addition to the expenses noted above, the Fund also indirectly bears its proportional share of the expenses of the underlying Fidelity Central Funds. Annualized expenses of the underlying non-money market Fidelity Central Funds as of their most recent fiscal half year were less than .005%.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Balanced K6 Fund voted to pay on October 12, 2020, to shareholders of record at the opening of business on October 9, 2020, a distribution of $0.071 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.036 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $1,265,200, or, if subsequently determined to be different, the net capital gain of such year.

A total of 5.34% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 35%, 43%, 76%, and 76% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 30%, 31%, 84%, and 84% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1%, 1%, 3%, and 3% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000
Proposal 1 reflects trust wide proposal and voting results.

BAL-K6-ANN-1020
1.9893903.101

Fidelity® Puritan® Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Puritan® Fund	21.84%	11.25%	11.44%
Class K	21.97%	11.36%	11.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® Fund, a class of the fund, on August 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,546	Fidelity® Puritan® Fund
$41,038	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 21.94% for the 12 months ending August 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. The COVID-19 pandemic and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). From June through August, the index gained 15.48%, rising amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, the information technology sector (+58%) led the way, followed by consumer discretionary (+35%). In contrast, energy (-34%) fell hard along with the price of crude oil. Turning to fixed income, U.S. taxable investment-grade bonds rose 6.47% for the period, according to the Bloomberg Barclays U.S. Aggregate Bond Index, as investors sought safer havens amid the market shock of the pandemic.

Comments from Portfolio Manager Daniel Kelley:  For the fiscal year, the fund’s share classes gained roughly 22%, topping the 16.20% advance of the Fidelity Puritan Composite Index℠ – a 60/40 blend of the S&P 500® index and the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection and an overweighting in the equities subportfolio primarily drove the fund’s outperformance of the Composite index the past 12 months. Stock picks in the information technology and communication services sectors and an underweighting in energy particularly aided our relative result. Notable contributors included overweightings in semiconductor company Nvidia (+219%) and e-commerce giant Amazon.com (+94%), each of which benefited from surging demand during the coronavirus pandemic. A lack of exposure to integrated energy company and Composite index component Exxon Mobil (-38%) also helped. Conversely, an underweighting in consumer technology leader Apple (+149%) and a new stake in diversified financial company Wells Fargo (-49%) detracted from relative performance. In fixed income, an underweighting and issue selection in the investment-grade bond subportfolio aided the fund’s relative result. Increased exposure to U.S. Treasuries in the first half of the period and an opportunistic boost to the corporate bond allocation in March and April also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2019, the fund transitioned from a subportfolio structure to central funds for its investment-grade and high-yield bond exposure. Also, on the same date, Michael Plage came off the fund, leaving Daniel Kelley as sole portfolio manager.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2020

% of fund's net assets
Microsoft Corp.	4.7
Amazon.com, Inc.	4.3
Apple, Inc.	4.0
Alphabet, Inc. Class C	2.5
Facebook, Inc. Class A	2.4
17.9

Top Five Bond Issuers as of August 31, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	4.1
Fannie Mae	2.2
Freddie Mac	1.6
Ginnie Mae	1.1
Uniform Mortgage Backed Securities	0.8
9.8

Top Five Market Sectors as of August 31, 2020

% of fund's net assets
Information Technology	22.0
Consumer Discretionary	12.5
Health Care	11.4
Financials	10.6
Communication Services	10.3

Asset Allocation (% of fund's net assets)

As of August 31, 2020 *
Stocks	69.9%
Bonds	27.9%
Convertible Securities	0.9%
Other Investments	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 12.4%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Common Stocks - 69.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 8.0%
Entertainment - 1.8%
Activision Blizzard, Inc.	2,038,494	$170,255
Electronic Arts, Inc. (a)	1,157,620	161,453
LiveXLive Media, Inc. (a)(b)(c)	9,908,282	26,752
Netflix, Inc. (a)	215,807	114,283
Sea Ltd. ADR (a)	72,000	11,002
The Void LLC (a)(d)(e)(f)	40,946	18,960
WME Entertainment Parent, LLC Class A (a)(d)(e)(f)	26,734,260	39,834
		542,539
Interactive Media & Services - 4.9%
Alphabet, Inc. Class C (a)	444,568	726,504
Facebook, Inc. Class A (a)	2,463,244	722,223
		1,448,727
Media - 0.3%
Cable One, Inc.	2,200	4,049
Charter Communications, Inc. Class A (a)	116,300	71,595
Vice Holding, Inc. (a)(e)(f)	86,301	4,386
		80,030
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc.	2,574,363	300,377

TOTAL COMMUNICATION SERVICES		2,371,673

CONSUMER DISCRETIONARY - 11.4%
Automobiles - 0.0%
Thor Industries, Inc.	64,200	6,062
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	31,500	4,190
Hotels, Restaurants & Leisure - 0.8%
Churchill Downs, Inc.	109,445	19,127
Marriott International, Inc. Class A	1,051,700	108,230
Penn National Gaming, Inc. (a)	737,318	37,677
Starbucks Corp.	677,462	57,225
Wynn Resorts Ltd.	72,000	6,296
		228,555
Household Durables - 1.4%
Blu Investments LLC (e)(f)	14,988,638	5
Lennar Corp. Class A	2,774,300	207,573
NVR, Inc. (a)	16,096	67,094
Toll Brothers, Inc.	899,000	37,956
Whirlpool Corp.	579,100	102,918
		415,546
Internet & Direct Marketing Retail - 6.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,146,663	329,127
Amazon.com, Inc. (a)	370,743	1,279,419
eBay, Inc.	828,847	45,404
JD.com, Inc. sponsored ADR (a)	831,100	65,358
MercadoLibre, Inc. (a)	42,498	49,663
Pinduoduo, Inc. ADR (a)	901,195	80,152
Revolve Group, Inc. (a)	72,300	1,452
		1,850,575
Leisure Products - 0.1%
BRP, Inc.	326,000	17,705
Callaway Golf Co.	200,000	4,172
		21,877
Multiline Retail - 0.6%
Dollar General Corp.	826,712	166,897
Specialty Retail - 1.4%
Dick's Sporting Goods, Inc.	80,000	4,330
Lowe's Companies, Inc.	238,000	39,196
The Home Depot, Inc.	1,026,718	292,656
TJX Companies, Inc.	1,537,393	84,234
		420,416
Textiles, Apparel & Luxury Goods - 0.9%
Aritzia LP (a)	399,000	5,714
Brunello Cucinelli SpA	1,327,077	41,872
Moncler SpA	465,494	18,026
NIKE, Inc. Class B	1,429,834	159,984
Tory Burch LLC:
Class A (a)(d)(e)(f)	702,741	34,813
Class B (a)(d)(e)(f)	324,840	17,275
		277,684

TOTAL CONSUMER DISCRETIONARY		3,391,802

CONSUMER STAPLES - 2.9%
Beverages - 1.0%
Keurig Dr. Pepper, Inc. (b)	447,866	13,360
Monster Beverage Corp. (a)	3,303,677	277,046
Nongfu Spring Co. Ltd. (H Shares) (a)	927,800	2,574
		292,980
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	359,904	125,124
Kroger Co.	1,476,818	52,693
Performance Food Group Co. (a)	894,274	32,650
Walmart, Inc.	1,270,933	176,469
		386,936
Food Products - 0.1%
Beyond Meat, Inc. (a)(b)	169,582	23,038
Household Products - 0.2%
Clorox Co.	261,775	58,507
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	213,343	47,302
L'Oreal SA	10,487	3,480
		50,782
Tobacco - 0.1%
Swedish Match Co. AB	426,600	32,383

TOTAL CONSUMER STAPLES		844,626

ENERGY - 0.9%
Oil, Gas & Consumable Fuels - 0.9%
Cabot Oil & Gas Corp.	4,048,183	76,794
Hess Corp.	327,480	15,077
Reliance Industries Ltd.	1,931,300	54,855
Reliance Industries Ltd.	128,753	2,098
Reliance Industries Ltd. sponsored GDR (g)	2,005,700	116,130
		264,954
FINANCIALS - 4.7%
Banks - 1.4%
Bank of America Corp.	7,143,860	183,883
JPMorgan Chase & Co.	1,373,551	137,616
Wells Fargo & Co.	4,162,179	100,517
		422,016
Capital Markets - 2.4%
BlackRock, Inc. Class A	118,576	70,457
CME Group, Inc.	311,506	54,785
London Stock Exchange Group PLC	778,400	91,945
MarketAxess Holdings, Inc.	35,800	17,397
Moody's Corp.	511,521	150,715
Morningstar, Inc.	356,174	57,041
MSCI, Inc.	154,298	57,595
S&P Global, Inc.	435,292	159,500
XP, Inc. Class A (a)	688,821	34,021
		693,456
Consumer Finance - 0.1%
Capital One Financial Corp.	439,046	30,307
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. Class B (a)	698,147	152,224
Insurance - 0.3%
Arthur J. Gallagher & Co.	277,986	29,272
Progressive Corp.	491,300	46,693
RenaissanceRe Holdings Ltd.	89,700	16,481
		92,446

TOTAL FINANCIALS		1,390,449

HEALTH CARE - 10.3%
Biotechnology - 2.1%
AbbVie, Inc.	744,989	71,348
Acceleron Pharma, Inc. (a)	381,997	37,233
Alexion Pharmaceuticals, Inc. (a)	244,462	27,922
Argenx SE ADR (a)	50,936	11,780
Biogen, Inc. (a)	64,891	18,665
Generation Bio Co.	46,800	1,462
Generation Bio Co.	238,322	6,699
Insmed, Inc. (a)	174,458	4,918
Neurocrine Biosciences, Inc. (a)	117,768	13,711
Poseida Therapeutics, Inc. (a)	85,400	802
Regeneron Pharmaceuticals, Inc. (a)	559,720	346,987
Revolution Medicines, Inc.	352,673	9,995
Sarepta Therapeutics, Inc. (a)	24,000	3,514
Vertex Pharmaceuticals, Inc. (a)	195,011	54,431
		609,467
Health Care Equipment & Supplies - 2.6%
Becton, Dickinson & Co.	455,210	110,511
Boston Scientific Corp. (a)	267,972	10,992
Danaher Corp.	1,224,625	252,848
DexCom, Inc. (a)	150,290	63,935
Hologic, Inc. (a)	909,900	54,339
Intuitive Surgical, Inc. (a)	223,261	163,168
Masimo Corp. (a)	518,686	116,186
		771,979
Health Care Providers & Services - 1.9%
1Life Healthcare, Inc. (a)	497,196	14,503
Centene Corp. (a)	1,729,095	106,028
Cigna Corp.	780,890	138,506
UnitedHealth Group, Inc.	1,009,129	315,403
		574,440
Life Sciences Tools & Services - 1.2%
10X Genomics, Inc. (a)	431,577	49,467
Bruker Corp.	2,056,350	86,408
Thermo Fisher Scientific, Inc.	539,967	231,635
		367,510
Pharmaceuticals - 2.5%
AstraZeneca PLC sponsored ADR	2,062,144	115,480
Bristol-Myers Squibb Co.	375,000	23,325
Eli Lilly & Co.	1,262,093	187,282
Royalty Pharma PLC	1,112,700	46,044
Sanofi SA sponsored ADR	4,410,265	223,071
Zoetis, Inc. Class A	872,905	139,752
		734,954

TOTAL HEALTH CARE		3,058,350

INDUSTRIALS - 4.9%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	338,806	132,222
Northrop Grumman Corp.	378,143	129,556
Space Exploration Technologies Corp.:
Class A (a)(e)(f)	41,122	11,103
Class C (a)(e)(f)	5,607	1,514
		274,395
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	733,700	120,048
Airlines - 0.2%
Southwest Airlines Co.	1,400,756	52,640
Building Products - 0.3%
Fortune Brands Home & Security, Inc.	217,000	18,245
The AZEK Co., Inc.	96,800	3,822
Trane Technologies PLC	474,106	56,129
		78,196
Commercial Services & Supplies - 0.3%
Cintas Corp.	69,970	23,317
Copart, Inc. (a)	360,648	37,262
TulCo LLC (a)(d)(e)(f)	42,857	27,445
		88,024
Construction & Engineering - 0.1%
Quanta Services, Inc.	423,000	21,679
Electrical Equipment - 1.0%
AMETEK, Inc.	1,252,728	126,150
Generac Holdings, Inc. (a)	371,927	70,659
Rockwell Automation, Inc.	463,595	106,873
		303,682
Industrial Conglomerates - 0.0%
Roper Technologies, Inc.	31,658	13,524
Machinery - 0.4%
Caterpillar, Inc.	438,923	62,463
Deere & Co.	157,600	33,105
Otis Worldwide Corp.	240,000	15,096
		110,664
Professional Services - 0.7%
Equifax, Inc.	524,049	88,182
Experian PLC	1,746,000	65,235
IHS Markit Ltd.	706,503	56,464
		209,881
Road & Rail - 0.6%
Lyft, Inc. (a)	1,122,872	33,316
Old Dominion Freight Lines, Inc.	109,000	22,038
Uber Technologies, Inc. (a)	3,865,545	129,998
		185,352

TOTAL INDUSTRIALS		1,458,085

INFORMATION TECHNOLOGY - 21.5%
IT Services - 3.8%
Accenture PLC Class A	586,867	140,807
Adyen BV (a)(g)	30,185	50,881
Black Knight, Inc. (a)	638,218	53,674
Fidelity National Information Services, Inc.	1,500,800	226,396
GoDaddy, Inc. (a)	193,473	16,190
MasterCard, Inc. Class A	1,123,136	402,296
MongoDB, Inc. Class A (a)	36,157	8,454
Square, Inc. (a)	161,600	25,785
VeriSign, Inc. (a)	89,000	19,117
Visa, Inc. Class A	925,389	196,173
		1,139,773
Semiconductors & Semiconductor Equipment - 5.9%
Advanced Micro Devices, Inc. (a)	963,186	87,477
Analog Devices, Inc.	138,911	16,236
Applied Materials, Inc.	191,200	11,778
ASML Holding NV	468,180	175,184
KLA-Tencor Corp.	287,200	58,916
Lam Research Corp.	398,219	133,937
Marvell Technology Group Ltd.	6,134,879	237,911
MediaTek, Inc.	1,502,000	28,424
NVIDIA Corp.	979,185	523,844
NXP Semiconductors NV	1,534,497	192,978
Qualcomm, Inc.	1,520,097	181,044
SolarEdge Technologies, Inc. (a)	47,986	10,612
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	253,100	20,058
Universal Display Corp.	56,151	9,855
Xilinx, Inc.	508,251	52,939
		1,741,193
Software - 7.6%
Adobe, Inc. (a)	450,257	231,157
Aspen Technology, Inc. (a)	261,678	33,241
Atom Tickets LLC (a)(d)(e)(f)	2,580,511	3,509
Duck Creek Technologies, Inc. (a)	21,600	842
Dynatrace, Inc.	614,000	27,157
HubSpot, Inc. (a)	175,140	52,486
Intuit, Inc.	143,700	49,633
LivePerson, Inc. (a)	684,209	40,820
Microsoft Corp.	6,141,800	1,385,158
Salesforce.com, Inc. (a)	1,560,797	425,551
Tenable Holdings, Inc. (a)	206,900	7,788
Workday, Inc. Class A (a)	32,100	7,695
		2,265,037
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	9,198,192	1,186,935
Samsung Electronics Co. Ltd.	1,214,590	55,232
		1,242,167

TOTAL INFORMATION TECHNOLOGY		6,388,170

MATERIALS - 3.3%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	479,567	140,158
Albemarle Corp. U.S.	74,811	6,809
DuPont de Nemours, Inc.	2,644,143	147,437
Sherwin-Williams Co.	179,617	120,532
The Chemours Co. LLC	2,361,391	48,786
		463,722
Containers & Packaging - 0.2%
Avery Dennison Corp.	467,002	53,887
Metals & Mining - 1.5%
Barrick Gold Corp.	7,071,173	209,660
Franco-Nevada Corp.	89,128	13,405
Freeport-McMoRan, Inc.	5,260,900	82,123
Newmont Corp.	2,125,203	142,984
		448,172

TOTAL MATERIALS		965,781

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	684,443	170,529
Ant International Co. Ltd. Class C (a)(e)(f)	1,782,512	19,679
Crown Castle International Corp.	616,636	100,666
Simon Property Group, Inc.	580,400	39,380
		330,254
Real Estate Management & Development - 0.1%
KE Holdings, Inc. ADR (a)	429,500	22,029

TOTAL REAL ESTATE		352,283

UTILITIES - 0.7%
Electric Utilities - 0.7%
NextEra Energy, Inc.	704,940	196,798
TOTAL COMMON STOCKS
(Cost $12,166,693)		20,682,971

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.8%
COMMUNICATION SERVICES - 0.4%
Media - 0.4%
Vice Holding, Inc.:
Series D1 (e)(f)	12,000	60,000
Series D2 (e)(f)	1,331,174	67,650
		127,650
CONSUMER DISCRETIONARY - 0.3%
Internet & Direct Marketing Retail - 0.1%
The Honest Co., Inc.:
Series D (a)(e)(f)	196,700	9,001
Series E (a)(e)(f)	1,020,158	19,995
		28,996
Specialty Retail - 0.0%
Moda Operandi, Inc.:
Series E (a)(e)(f)	508,444	5,776
Series F (a)(e)(f)	157,251	1,786
		7,562
Textiles, Apparel & Luxury Goods - 0.2%
Goop International Holdings, Inc.:
Series C (a)(e)(f)	1,881,874	18,480
Series D (a)(e)(f)	342,241	3,361
Rent the Runway, Inc.:
Series E (a)(e)(f)	1,378,930	20,325
Series F (a)(e)(f)	223,676	3,297
		45,463
TOTAL CONSUMER DISCRETIONARY		82,021
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Get Heal, Inc. Series B (a)(e)(f)	8,512,822	245
Mulberry Health, Inc.:
Series A-8 (a)(e)(f)	2,960,879	13,467
Series A-9 (a)(e)(f)	700,782	3,196
Series AA-9 (a)(e)(f)	58,145	263
		17,171
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Space Exploration Technologies Corp. Series H (a)(e)(f)	51,921	14,019

TOTAL CONVERTIBLE PREFERRED STOCKS		240,861

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C (e)(f)	38,589,900	772
Series 1D (e)(f)	40,824,742	816
		1,588
TOTAL PREFERRED STOCKS
(Cost $181,258)		242,449
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (e)(f)	1,371	1,371
4% 6/12/27 (e)(f)	354	354
(Cost $1,725)		1,725
	Shares	Value (000s)

Fixed-Income Funds - 29.1%
Fidelity High Income Central Fund (h)	12,310,412	1,305,765
Fidelity Investment Grade Bond Central Fund (h)	61,762,621	7,328,753
TOTAL FIXED-INCOME FUNDS
(Cost $8,054,547)		8,634,518

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.12% (i)	87,196,879	87,214
Fidelity Securities Lending Cash Central Fund 0.11% (i)(j)	25,444,501	25,447
TOTAL MONEY MARKET FUNDS
(Cost $112,661)		112,661
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $20,516,884)		29,674,324
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(28,446)
NET ASSETS - 100%		$29,645,878

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $422,697,000 or 1.4% of net assets.

 (f) Level 3 security

 (g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $167,011,000 or 0.6% of net assets.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Ant International Co. Ltd. Class C	5/16/18	$10,000
Atom Tickets LLC	8/15/17	$15,000
Blu Investments LLC	5/21/20	$26
Get Heal, Inc. Series B	11/7/16	$2,597
Goop International Holdings, Inc. Series C	12/15/17	$20,000
Goop International Holdings, Inc. Series D	6/21/19	$5,000
Moda Operandi, Inc. Series E	12/18/14	$20,000
Moda Operandi, Inc. Series F	12/13/17	$8,526
Mulberry Health, Inc. Series A-8	1/20/16	$20,000
Mulberry Health, Inc. Series A-9	3/23/18	$5,000
Mulberry Health, Inc. Series AA-9	3/23/18	$170
Neutron Holdings, Inc. Series 1C	7/3/18 - 1/25/19	$7,056
Neutron Holdings, Inc. Series 1D	7/3/18 - 1/25/19	$9,900
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$1,371
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$354
Rent the Runway, Inc. Series E	12/22/16	$30,000
Rent the Runway, Inc. Series F	3/21/19	$5,000
Space Exploration Technologies Corp. Class A	9/11/17	$5,551
Space Exploration Technologies Corp. Class C	9/11/17	$757
Space Exploration Technologies Corp. Series H	8/4/17	$7,009
The Honest Co., Inc. Series D	8/3/15	$9,000
The Honest Co., Inc. Series E	9/28/17	$20,000
The Void LLC	12/21/17	$20,000
Tory Burch LLC Class A	5/14/15	$50,000
Tory Burch LLC Class B	12/31/12	$17,505
TulCo LLC	8/24/17 - 12/14/17	$15,000
Vice Holding, Inc.	8/3/12 - 7/18/14	$61,641
Vice Holding, Inc. Series D1	8/3/20	$12,000
Vice Holding, Inc. Series D2	8/3/20	$0
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$50,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$2,088
Fidelity High Income Central Fund	81,748
Fidelity Investment Grade Bond Central Fund	208,617
Fidelity Securities Lending Cash Central Fund	557
Total	$293,010

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$1,357,271	$143,342	$138,638	$(4,567)	$(51,643)	$1,305,765	48.5%
Fidelity Investment Grade Bond Central Fund	7,256,004	467,497	720,764	16,652	309,364	7,328,753	25.1%
Total	$8,613,275	$610,839	$859,402	$12,085	$257,721	$8,634,518

 (a) Includes the value of shares purchased through in-kind transactions, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
LiveXLive Media, Inc.	$14,613	$12,018	$74	$--	$(30)	$225	$26,752
Total	$14,613	$12,018	$74	$--	$(30)	$225	$26,752

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$2,499,323	$2,308,493	$--	$190,830
Consumer Discretionary	3,475,411	3,339,709	--	135,702
Consumer Staples	844,626	838,572	6,054	--
Energy	264,954	264,954	--	--
Financials	1,390,449	1,298,504	91,945	--
Health Care	3,075,521	3,051,651	6,699	17,171
Industrials	1,472,104	1,352,788	65,235	54,081
Information Technology	6,388,170	6,333,780	50,881	3,509
Materials	965,781	965,781	--	--
Real Estate	352,283	332,604	--	19,679
Utilities	196,798	196,798	--	--
Corporate Bonds	1,725	--	--	1,725
Fixed-Income Funds	8,634,518	8,634,518	--	--
Money Market Funds	112,661	112,661	--	--
Total Investments in Securities:	$29,674,324	$29,030,813	$220,814	$422,697

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$415,078
Net Realized Gain (Loss) on Investment Securities	(22,102)
Net Unrealized Gain (Loss) on Investment Securities	20,440
Cost of Purchases	13,999
Proceeds of Sales	(1,350)
Amortization/Accretion	--
Transfers into Level 3	19,258
Transfers out of Level 3	(22,626)
Ending Balance	$422,697
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at August 31, 2020	$(1,534)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	10.1%
AAA,AA,A	5.0%
BBB	7.4%
BB	2.7%
B	1.7%
CCC,CC,C	0.9%
Not Rated	0.7%
Equities	70.7%
Short-Term Investments and Net Other Assets	0.8%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.6%
Cayman Islands	2.8%
Netherlands	1.8%
United Kingdom	1.5%
Bermuda	1.0%
Canada	1.0%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $25,199) — See accompanying schedule: Unaffiliated issuers (cost $12,316,233)	$20,900,393
Fidelity Central Funds (cost $8,167,208)	8,747,179
Other affiliated issuers (cost $33,443)	26,752
Total Investment in Securities (cost $20,516,884)		$29,674,324
Cash		25
Restricted cash		1,125
Receivable for investments sold		36,823
Receivable for fund shares sold		34,487
Dividends receivable		15,959
Interest receivable		16
Distributions receivable from Fidelity Central Funds		17
Prepaid expenses		59
Other receivables		1,955
Total assets		29,764,790
Liabilities
Payable for investments purchased	$50,422
Payable for fund shares redeemed	26,096
Accrued management fee	9,194
Other affiliated payables	2,744
Other payables and accrued expenses	4,998
Collateral on securities loaned	25,458
Total liabilities		118,912
Net Assets		$29,645,878
Net Assets consist of:
Paid in capital		$19,846,022
Total accumulated earnings (loss)		9,799,856
Net Assets		$29,645,878
Net Asset Value and Maximum Offering Price
Puritan:
Net Asset Value, offering price and redemption price per share ($24,167,512 ÷ 934,284 shares)		$25.87
Class K:
Net Asset Value, offering price and redemption price per share ($5,478,366 ÷ 211,953 shares)		$25.85

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2020
Investment Income
Dividends		$208,291
Interest		58
Income from Fidelity Central Funds (including $557 from security lending)		285,206
Total income		493,555
Expenses
Management fee	$102,548
Transfer agent fees	29,311
Accounting fees	2,218
Custodian fees and expenses	270
Independent trustees' fees and expenses	156
Registration fees	202
Audit	162
Legal	43
Interest	15
Miscellaneous	305
Total expenses before reductions	135,230
Expense reductions	(1,220)
Total expenses after reductions		134,010
Net investment income (loss)		359,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,012,912
Redemptions in-kind with affiliated entities (including loss from Other Affiliated issuers of $(29))	276
Fidelity Central Funds	12,064
Other affiliated issuers	(30)
Foreign currency transactions	(202)
Futures contracts	1,227
Capital gain distributions from Fidelity Central Funds	7,804
Total net realized gain (loss)		1,034,051
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,505)	3,713,326
Fidelity Central Funds	257,720
Other affiliated issuers	225
Assets and liabilities in foreign currencies	35
Total change in net unrealized appreciation (depreciation)		3,971,306
Net gain (loss)		5,005,357
Net increase (decrease) in net assets resulting from operations		$5,364,902

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2020	Year ended August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$359,545	$434,797
Net realized gain (loss)	1,034,051	2,034,112
Change in net unrealized appreciation (depreciation)	3,971,306	(2,295,355)
Net increase (decrease) in net assets resulting from operations	5,364,902	173,554
Distributions to shareholders	(1,142,365)	(3,621,517)
Share transactions - net increase (decrease)	(1,557,492)	953,016
Total increase (decrease) in net assets	2,665,045	(2,494,947)
Net Assets
Beginning of period	26,980,833	29,475,780
End of period	$29,645,878	$26,980,833

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Puritan Fund

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.17	$25.10	$22.90	$21.07	$21.02
Income from Investment Operations
Net investment income (loss)A	.30	.34	.37	.37	.36
Net realized and unrealized gain (loss)	4.35	(.27)	2.81	2.21	1.10
Total from investment operations	4.65	.07	3.18	2.58	1.46
Distributions from net investment income	(.32)	(.36)B	(.32)	(.39)B	(.34)
Distributions from net realized gain	(.63)	(2.63)B	(.67)	(.36)B	(1.07)
Total distributions	(.95)	(3.00)C	(.98)D	(.75)	(1.41)
Net asset value, end of period	$25.87	$22.17	$25.10	$22.90	$21.07
Total ReturnE	21.84%	1.17%	14.34%	12.64%	7.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	.52%	.53%	.54%	.55%	.56%
Expenses net of fee waivers, if any	.52%	.53%	.53%	.55%	.56%
Expenses net of all reductions	.52%	.53%	.53%	.55%	.55%
Net investment income (loss)	1.33%	1.58%	1.54%	1.73%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$24,168	$21,319	$22,864	$20,132	$19,754
Portfolio turnover rateH	55%I	132%I	44%I	45%	36%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.00 per share is comprised of distributions from net investment income of $.369 and distributions from net realized gain of $2.628 per share.

 D Total distributions of $.98 per share is comprised of distributions from net investment income of $.318 and distributions from net realized gain of $.666 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Puritan Fund Class K

Years ended August 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.15	$25.09	$22.89	$21.06	$21.01
Income from Investment Operations
Net investment income (loss)A	.32	.36	.39	.39	.38
Net realized and unrealized gain (loss)	4.35	(.28)	2.81	2.21	1.10
Total from investment operations	4.67	.08	3.20	2.60	1.48
Distributions from net investment income	(.34)	(.38)B	(.34)	(.41)B	(.36)
Distributions from net realized gain	(.63)	(2.63)B	(.67)	(.36)B	(1.07)
Total distributions	(.97)	(3.02)C	(1.00)D	(.77)	(1.43)
Net asset value, end of period	$25.85	$22.15	$25.09	$22.89	$21.06
Total ReturnE	21.97%	1.22%	14.44%	12.76%	7.48%
Ratios to Average Net AssetsF,G
Expenses before reductions	.44%	.45%	.45%	.46%	.46%
Expenses net of fee waivers, if any	.44%	.45%	.45%	.46%	.46%
Expenses net of all reductions	.43%	.44%	.44%	.45%	.46%
Net investment income (loss)	1.41%	1.67%	1.63%	1.82%	1.86%
Supplemental Data
Net assets, end of period (in millions)	$5,478	$5,662	$6,612	$6,198	$6,009
Portfolio turnover rateH	55%I	132%I	44%I	45%	36%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.02 per share is comprised of distributions from net investment income of $.389 and distributions from net realized gain of $2.628 per share.

 D Total distributions of $1.00 per share is comprised of distributions from net investment income of $.337 and distributions from net realized gain of $.666 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Puritan Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Puritan and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	FMR	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$420,972	Market comparable	Enterprise value/Sales multiple (EV/S)	2.8 - 8.9/4.0	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	10.1	Increase
			Discount rate	0.8% - 25.0% / 19.8%	Decrease
			Liquidity preference	$19.60 - $45.76 / $27.72	Increase
			Discount for lack of marketability	10.0% - 20.0% / 11.5%	Decrease
			Premium rate	25.0%	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market approach	Transaction price	$0.02 - $1000.00 / $400.80	Increase
			Liquidity preference	$1.00	Increase
			Conversion ratio	1.0	Increase
Corporate Bonds	$1.725	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,514 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, redemptions in kind, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,513,460
Gross unrealized depreciation	(410,789)
Net unrealized appreciation (depreciation)	$9,102,671
Tax Cost	$20,571,653

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$61,485
Undistributed long-term capital gain	$640,457
Net unrealized appreciation (depreciation) on securities and other investments	$9,102,704

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019
Ordinary Income	$385,783	$ 457,412
Long-term Capital Gains	756,582	3,164,105
Total	$1,142,365	$ 3,621,517

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Puritan Fund	142,961.48

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and certain in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Puritan Fund	14,526,406	16,538,406

Unaffiliated Redemptions In-Kind. During the period, 8,722 shares of the Fund were redeemed in-kind for investments and cash with a value of $192,443. The net realized gain of $60,885 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Puritan, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Puritan	$26,964.13
Class K	2,347.04
	$29,311

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Puritan Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Puritan Fund	$302

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Puritan Fund	Borrower	$76,938.69%		$15

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund completed exchanges in-kind with Fidelity High Income Central Fund. The Fund delivered investments valued at $2,795 to Fidelity High Income Central Fund in exchange for 25 shares. The net realized gain of $276 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The Fund recognized gains for federal income tax purposes.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed exchanges in-kind with Fidelity Investment Grade Bond Central Fund and Fidelity High Income Central Fund (formerly Fidelity High Income Central Fund 2). The Fund delivered investments, including accrued interest, and cash with a value of $7,608,088 and $1,384,938 to Fidelity Investment Grade Bond Central Fund and Fidelity High Income Central Fund in exchange for 70,309 and 12,414 shares, respectively. The Fund recognized a net realized gain of $157,088 on investments delivered through in-kind redemptions. The Fund recognized gains for federal income tax purposes.

In addition, the Fund redeemed 18,856 shares of Fidelity Mortgage Backed Securities Central Fund in exchange for investments and cash, including accrued interest, with a value of $2,023,773. The Fund recognized a net realized gain of $48,383 on the Fund's redemptions of Fidelity Mortgage Backed Securities Central Fund. The Fund recognized gains on the exchange for federal income tax purposes.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 3,722 shares of the Fund were redeemed in-kind for investments and cash with a value of $81,770. The Fund had a net realized gain of $23,826 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment advisor reimbursed the Fund for certain losses in the amount of $178.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Puritan Fund	$65

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $43. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $4 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,086 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $19. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Puritan	$6

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $109.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2020	Year ended August 31, 2019
Distributions to shareholders
Puritan	$904,418	$2,813,985
Class K	237,947	807,532
Total	$1,142,365	$3,621,517

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2020	Year ended August 31, 2019	Year ended August 31, 2020	Year ended August 31, 2019
Puritan
Shares sold	93,522	89,485	$2,138,608	$1,968,246
Reinvestment of distributions	39,150	124,730	854,875	2,667,252
Shares redeemed	(160,123)(a)	(163,199)	(3,550,361)(a)	(3,514,587)
Net increase (decrease)	(27,451)	51,016	$(556,878)	$1,120,911
Class K
Shares sold	33,218	32,207	$752,610	$703,067
Reinvestment of distributions	10,908	37,792	237,932	807,484
Shares redeemed	(87,753)(a)	(77,948)(b)	(1,991,156)(a)	1,678,446(b)
Net increase (decrease)	(43,627)	(7,949)	$(1,000,614)	$(167,895)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Period Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Puritan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Puritan Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020, the statement of changes in net assets for each of the two years in the period ended August 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2020 and the financial highlights for each of the five years in the period ended August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr.Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Puritan Fund
Puritan	.52%
Actual		$1,000.00	$1,183.60	$2.85
Hypothetical-C		$1,000.00	$1,022.52	$2.64
Class K	.44%
Actual		$1,000.00	$1,183.80	$2.42
Hypothetical-C		$1,000.00	$1,022.92	$2.24

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Puritan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Puritan Fund
Puritan	10/12/20	10/09/20	$0.066	$0.562
Class K	10/12/20	10/09/20	$0.070	$0.562

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2020, $905,726,247, or, if subsequently determined to be different, the net capital gain of such year.

A total of 6.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $45,566,441 of distributions paid during the period January 1, 2020 to August 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Puritan designates 13%, 53%, 60%, and 60%; Class K designates 12%, 50%, 56%, and 57% of the dividends distributed in October, December, April and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Puritan designates 14%, 56%, 69%, and 69%; Class K designates 13%, 53%, 65%, and 65% of the dividends distributed in October, December, April and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Puritan designates 1%, 4%, 2%, and 2%; Class K designates 1%, 4%, 2%, and 2% of the dividends distributed in October, December, April and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	8,479,072,276.571	66.195
Against	2,415,733,788.485	18.859
Abstain	1,500,630,374.321	11.715
Broker Non-Vote	413,876,995.750	3.231
TOTAL	12,809,313,435.128	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposals 2 was not approved by shareholders.

PUR-ANN-1020
1.536193.124

Fidelity® Puritan® K6 Fund

Annual Report

August 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2020	Past 1 year	Life of fundA
Fidelity® Puritan® K6 Fund	21.95%	20.28%

 A From June 14, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Puritan® K6 Fund on June 14, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$12,518	Fidelity® Puritan® K6 Fund
$12,409	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 21.94% for the 12 months ending August 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. The COVID-19 pandemic and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). From June through August, the index gained 15.48%, rising amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, the information technology sector (+58%) led the way, followed by consumer discretionary (+35%). In contrast, energy (-34%) fell hard along with the price of crude oil. Turning to fixed income, U.S. taxable investment-grade bonds rose 6.47% for the period, according to the Bloomberg Barclays U.S. Aggregate Bond Index, as investors sought safer havens amid the market shock of the pandemic.

Comments from Portfolio Manager Daniel Kelley:  For the fiscal year, the fund gained 21.95%, topping the 16.20% advance of the Fidelity Puritan Composite Index℠ – a 60/40 blend of the S&P 500® index and the Bloomberg Barclays U.S. Aggregate Bond Index. Security selection and an overweighting in the equities subportfolio primarily drove the fund’s outperformance of the Composite index the past 12 months. Stock picks in the information technology and communication services sectors and an underweighting in energy particularly aided our relative result. Notable contributors included overweightings in semiconductor company Nvidia (+218%), which benefited from surging demand during the coronavirus pandemic. A lack of exposure to integrated energy companies Exxon Mobil (-38%) and Chevron (-25%), each a Composite index component, also helped. Conversely, an underweighting in consumer technology leader Apple (+149%) and largely avoiding online payment processor PayPal Holdings (+87%) detracted from relative performance. In fixed income, an underweighting and issue selection in the investment-grade bond subportfolio aided the fund’s relative result. Increased exposure to U.S. Treasuries in the first half of the period and an opportunistic boost to the corporate bond allocation in March and April also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2019, the fund transitioned from a subportfolio structure to central funds for its investment-grade and high-yield bond exposure.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Top Five Stocks as of August 31, 2020

% of fund's net assets
Microsoft Corp.	4.9
Amazon.com, Inc.	4.4
Apple, Inc.	4.1
Facebook, Inc. Class A	2.6
Alphabet, Inc. Class C	2.5
18.5

Top Five Bond Issuers as of August 31, 2020

(with maturities greater than one year)	% of fund's net assets
U.S. Treasury Obligations	4.1
Fannie Mae	2.2
Freddie Mac	1.6
Ginnie Mae	1.0
Uniform Mortgage Backed Securities	0.8
9.7

Top Five Market Sectors as of August 31, 2020

% of fund's net assets
Information Technology	22.7
Consumer Discretionary	12.3
Health Care	11.8
Financials	10.7
Communication Services	9.9

Asset Allocation (% of fund's net assets)

As of August 31, 2020 *
Stocks	70.8%
Bonds	27.7%
Other Investments	0.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 12.0%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments August 31, 2020

Showing Percentage of Net Assets

Common Stocks - 70.7%
	Shares	Value
COMMUNICATION SERVICES - 8.1%
Entertainment - 1.7%
Activision Blizzard, Inc.	26,441	$2,208,352
Electronic Arts, Inc. (a)	14,932	2,082,566
LiveXLive Media, Inc. (a)(b)	125,636	339,217
Netflix, Inc. (a)	2,947	1,560,613
Sea Ltd. ADR (a)	900	137,529
		6,328,277
Interactive Media & Services - 5.1%
Alphabet, Inc. Class C (a)	5,735	9,372,022
Facebook, Inc. Class A (a)	32,020	9,388,264
		18,760,286
Media - 0.3%
Charter Communications, Inc. Class A (a)	1,521	936,343
Wireless Telecommunication Services - 1.0%
T-Mobile U.S., Inc.	33,456	3,903,646

TOTAL COMMUNICATION SERVICES		29,928,552

CONSUMER DISCRETIONARY - 11.5%
Automobiles - 0.0%
Thor Industries, Inc.	800	75,544
XPeng, Inc. ADR (a)	2,700	55,350
		130,894
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	400	53,204
Hotels, Restaurants & Leisure - 0.7%
Churchill Downs, Inc.	1,365	238,547
Marriott International, Inc. Class A	13,620	1,401,634
Penn National Gaming, Inc. (a)	2,902	148,292
Starbucks Corp.	9,087	767,579
Wynn Resorts Ltd.	1,000	87,450
		2,643,502
Household Durables - 1.5%
Lennar Corp. Class A	35,823	2,680,277
NVR, Inc. (a)	211	879,520
Toll Brothers, Inc.	11,724	494,987
Whirlpool Corp.	7,653	1,360,091
		5,414,875
Internet & Direct Marketing Retail - 6.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	14,888	4,273,303
Amazon.com, Inc. (a)	4,782	16,502,491
eBay, Inc.	10,798	591,514
JD.com, Inc. sponsored ADR (a)	10,711	842,313
MercadoLibre, Inc. (a)	546	638,050
Pinduoduo, Inc. ADR (a)	11,779	1,047,624
		23,895,295
Leisure Products - 0.1%
BRP, Inc.	4,000	217,242
Callaway Golf Co.	2,375	49,543
		266,785
Multiline Retail - 0.6%
Dollar General Corp.	10,664	2,152,848
Specialty Retail - 1.4%
Dick's Sporting Goods, Inc.	1,100	59,532
Lowe's Companies, Inc.	3,068	505,269
The Home Depot, Inc.	13,065	3,724,048
TJX Companies, Inc.	20,009	1,096,293
		5,385,142
Textiles, Apparel & Luxury Goods - 0.8%
Aritzia LP (a)	4,935	70,676
Brunello Cucinelli SpA	15,664	494,233
Moncler SpA	6,056	234,514
NIKE, Inc. Class B	18,557	2,076,343
		2,875,766

TOTAL CONSUMER DISCRETIONARY		42,818,311

CONSUMER STAPLES - 3.0%
Beverages - 1.0%
Keurig Dr. Pepper, Inc.	5,781	172,447
Monster Beverage Corp. (a)	43,195	3,622,333
		3,794,780
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	4,649	1,616,271
Kroger Co.	18,886	673,852
Performance Food Group Co. (a)	12,557	458,456
Walmart, Inc.	16,544	2,297,134
		5,045,713
Food Products - 0.1%
Beyond Meat, Inc. (a)(b)	1,818	246,975
Household Products - 0.2%
Clorox Co.	3,431	766,829
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	2,734	606,182
L'Oreal SA	113	37,499
		643,681
Tobacco - 0.1%
Swedish Match Co. AB	5,900	447,865

TOTAL CONSUMER STAPLES		10,945,843

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Cabot Oil & Gas Corp.	52,582	997,481
Hess Corp.	2,607	120,026
		1,117,507
FINANCIALS - 4.8%
Banks - 1.5%
Bank of America Corp.	93,462	2,405,712
JPMorgan Chase & Co.	17,884	1,791,798
Wells Fargo & Co.	54,555	1,317,503
		5,515,013
Capital Markets - 2.4%
BlackRock, Inc. Class A	1,564	929,313
CME Group, Inc.	4,044	711,218
London Stock Exchange Group PLC	10,247	1,210,385
MarketAxess Holdings, Inc.	451	219,159
Moody's Corp.	6,576	1,937,553
Morningstar, Inc.	4,674	748,541
MSCI, Inc.	2,054	766,697
S&P Global, Inc.	5,615	2,057,448
XP, Inc. Class A (a)	8,214	405,689
		8,986,003
Consumer Finance - 0.1%
Capital One Financial Corp.	5,719	394,783
Diversified Financial Services - 0.5%
Berkshire Hathaway, Inc. Class B (a)	9,006	1,963,668
Insurance - 0.3%
Arthur J. Gallagher & Co.	3,466	364,970
Progressive Corp.	5,803	551,517
RenaissanceRe Holdings Ltd.	1,200	220,488
		1,136,975

TOTAL FINANCIALS		17,996,442

HEALTH CARE - 10.8%
Biotechnology - 2.0%
AbbVie, Inc.	9,770	935,673
Acceleron Pharma, Inc. (a)	5,472	533,356
Alexion Pharmaceuticals, Inc. (a)	3,234	369,387
Biogen, Inc. (a)	850	244,494
Insmed, Inc. (a)	42	1,184
Neurocrine Biosciences, Inc. (a)	1,517	176,609
Regeneron Pharmaceuticals, Inc. (a)	7,229	4,481,474
Revolution Medicines, Inc.	4,242	120,218
Sarepta Therapeutics, Inc. (a)	300	43,926
Vertex Pharmaceuticals, Inc. (a)	2,639	736,598
		7,642,919
Health Care Equipment & Supplies - 2.9%
Becton, Dickinson & Co.	7,818	1,897,976
Boston Scientific Corp. (a)	3,437	140,986
Danaher Corp.	15,797	3,261,607
DexCom, Inc. (a)	1,963	835,080
Hologic, Inc. (a)	11,873	709,056
Intuitive Surgical, Inc. (a)	2,879	2,104,088
Masimo Corp. (a)	6,638	1,486,912
Quidel Corp. (a)	1,277	224,701
		10,660,406
Health Care Providers & Services - 2.0%
1Life Healthcare, Inc. (a)	6,318	184,296
Centene Corp. (a)	22,488	1,378,964
Cigna Corp.	10,198	1,808,819
UnitedHealth Group, Inc.	13,217	4,130,973
		7,503,052
Life Sciences Tools & Services - 1.3%
10X Genomics, Inc. (a)	5,605	642,445
Bruker Corp.	25,804	1,084,284
Thermo Fisher Scientific, Inc.	6,939	2,976,692
		4,703,421
Pharmaceuticals - 2.6%
AstraZeneca PLC sponsored ADR	26,733	1,497,048
Bristol-Myers Squibb Co.	4,800	298,560
Eli Lilly & Co.	16,501	2,448,583
Royalty Pharma PLC	14,801	612,465
Sanofi SA sponsored ADR	57,282	2,897,324
Zoetis, Inc. Class A	11,236	1,798,884
		9,552,864

TOTAL HEALTH CARE		40,062,662

INDUSTRIALS - 4.9%
Aerospace & Defense - 0.9%
Lockheed Martin Corp.	4,369	1,705,046
Northrop Grumman Corp.	4,889	1,675,020
		3,380,066
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	9,553	1,563,062
Airlines - 0.2%
Southwest Airlines Co.	17,956	674,786
Building Products - 0.3%
Fortune Brands Home & Security, Inc.	2,900	243,832
The AZEK Co., Inc.	1,600	63,168
Trane Technologies PLC	6,335	750,001
		1,057,001
Commercial Services & Supplies - 0.2%
Cintas Corp.	909	302,915
Copart, Inc. (a)	4,535	468,556
		771,471
Construction & Engineering - 0.1%
Quanta Services, Inc.	5,000	256,250
Electrical Equipment - 1.1%
AMETEK, Inc.	16,159	1,627,211
Generac Holdings, Inc. (a)	4,856	922,543
Rockwell Automation, Inc.	5,942	1,369,809
		3,919,563
Industrial Conglomerates - 0.0%
Roper Technologies, Inc.	466	199,071
Machinery - 0.4%
Caterpillar, Inc.	5,748	817,998
Deere & Co.	1,700	357,102
Otis Worldwide Corp.	3,230	203,167
		1,378,267
Professional Services - 0.7%
Equifax, Inc.	6,805	1,145,077
Experian PLC	22,910	855,976
IHS Markit Ltd.	9,265	740,459
		2,741,512
Road & Rail - 0.6%
Lyft, Inc. (a)	13,807	409,654
Old Dominion Freight Lines, Inc.	1,400	283,052
Uber Technologies, Inc. (a)	51,108	1,718,762
		2,411,468

TOTAL INDUSTRIALS		18,352,517

INFORMATION TECHNOLOGY - 22.1%
IT Services - 4.0%
Accenture PLC Class A	7,569	1,816,030
Adyen BV (a)(c)	415	699,546
Black Knight, Inc. (a)	8,278	696,180
Fidelity National Information Services, Inc.	19,544	2,948,212
GoDaddy, Inc. (a)	2,427	203,091
MasterCard, Inc. Class A	14,309	5,125,341
MongoDB, Inc. Class A (a)	488	114,094
Square, Inc. (a)	2,047	326,619
VeriSign, Inc. (a)	1,100	236,280
Visa, Inc. Class A	11,961	2,535,612
		14,701,005
Semiconductors & Semiconductor Equipment - 6.0%
Advanced Micro Devices, Inc. (a)	12,715	1,154,776
Analog Devices, Inc.	1,715	200,449
Applied Materials, Inc.	2,300	141,680
ASML Holding NV	6,052	2,264,537
KLA-Tencor Corp.	3,800	779,532
Lam Research Corp.	5,165	1,737,196
Marvell Technology Group Ltd.	79,239	3,072,888
MediaTek, Inc.	20,000	378,476
NVIDIA Corp.	12,694	6,791,036
NXP Semiconductors NV	19,086	2,400,255
Qualcomm, Inc.	18,612	2,216,689
SolarEdge Technologies, Inc. (a)	714	157,901
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	3,100	245,675
Universal Display Corp.	666	116,883
Xilinx, Inc.	6,534	680,581
		22,338,554
Software - 7.8%
Adobe, Inc. (a)	5,907	3,032,595
Aspen Technology, Inc. (a)	3,388	430,378
Duck Creek Technologies, Inc. (a)	300	11,697
Dynatrace, Inc.	8,183	361,934
HubSpot, Inc. (a)	2,154	645,511
Intuit, Inc.	1,300	449,007
LivePerson, Inc. (a)	8,560	510,690
Microsoft Corp.	79,728	17,981,061
Salesforce.com, Inc. (a)	19,968	5,444,275
Tenable Holdings, Inc. (a)	1,662	62,558
Workday, Inc. Class A (a)	400	95,884
		29,025,590
Technology Hardware, Storage & Peripherals - 4.3%
Apple, Inc.	119,276	15,391,375
Samsung Electronics Co. Ltd.	15,934	724,575
		16,115,950

TOTAL INFORMATION TECHNOLOGY		82,181,099

MATERIALS - 3.3%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	6,186	1,807,920
Albemarle Corp. U.S.	877	79,816
DuPont de Nemours, Inc.	34,672	1,933,311
Sherwin-Williams Co.	2,316	1,554,152
The Chemours Co. LLC	23,798	491,667
		5,866,866
Containers & Packaging - 0.2%
Avery Dennison Corp.	6,680	770,805
Metals & Mining - 1.5%
Barrick Gold Corp.	91,833	2,722,848
Franco-Nevada Corp.	1,077	161,977
Freeport-McMoRan, Inc.	60,646	946,684
Newmont Corp.	26,429	1,778,143
		5,609,652

TOTAL MATERIALS		12,247,323

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.1%
American Tower Corp.	8,870	2,209,961
Crown Castle International Corp.	7,974	1,301,756
Simon Property Group, Inc.	8,311	563,901
		4,075,618
Real Estate Management & Development - 0.1%
KE Holdings, Inc. ADR (a)	5,300	271,837

TOTAL REAL ESTATE		4,347,455

UTILITIES - 0.7%
Electric Utilities - 0.7%
NextEra Energy, Inc.	9,093	2,538,493
TOTAL COMMON STOCKS
(Cost $202,415,853)		262,536,204

Fixed-Income Funds - 28.9%
Fidelity High Income Central Fund (d)	152,996	16,228,233
Fidelity Investment Grade Bond Central Fund (d)	767,684	91,093,364
TOTAL FIXED-INCOME FUNDS
(Cost $104,415,260)		107,321,597

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.12% (e)	1,463,801	1,464,093
Fidelity Securities Lending Cash Central Fund 0.11% (e)(f)	617,488	617,550
TOTAL MONEY MARKET FUNDS
(Cost $2,081,643)		2,081,643
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $308,912,756)		371,939,444
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(687,889)
NET ASSETS - 100%		$371,251,555

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $699,546 or 0.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,460
Fidelity High Income Central Fund	629,289
Fidelity Investment Grade Bond Central Fund	1,593,457
Fidelity Securities Lending Cash Central Fund	3,000
Total	$2,238,206

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases(a)	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity High Income Central Fund	$4,208,799	$13,604,338	$1,211,262	$(69,710)	$(303,932)	$16,228,233	0.6%
Fidelity Investment Grade Bond Central Fund	22,476,266	69,904,631	4,260,161	(92,987)	3,065,615	91,093,364	0.3%
Total	$26,685,065	$83,508,969	$5,471,423	$(162,697)	$2,761,683	$107,321,597

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$29,928,552	$29,928,552	$--	$--
Consumer Discretionary	42,818,311	42,818,311	--	--
Consumer Staples	10,945,843	10,908,344	37,499	--
Energy	1,117,507	1,117,507	--	--
Financials	17,996,442	16,786,057	1,210,385	--
Health Care	40,062,662	40,062,662	--	--
Industrials	18,352,517	17,496,541	855,976	--
Information Technology	82,181,099	81,481,553	699,546	--
Materials	12,247,323	12,247,323	--	--
Real Estate	4,347,455	4,347,455	--	--
Utilities	2,538,493	2,538,493	--	--
Fixed-Income Funds	107,321,597	107,321,597	--	--
Money Market Funds	2,081,643	2,081,643	--	--
Total Investments in Securities:	$371,939,444	$369,136,038	$2,803,406	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	10.0%
AAA,AA,A	4.9%
BBB	7.4%
BB	2.8%
B	1.6%
CCC,CC,C	0.9%
Not Rated	0.7%
Equities	70.8%
Short-Term Investments and Net Other Assets	0.9%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Cayman Islands	2.7%
Netherlands	1.9%
United Kingdom	1.4%
Bermuda	1.1%
Canada	1.0%
Others (Individually Less Than 1%)	3.9%
100.0%

The information in the above tables is based on the combined investments of the fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2020
Assets
Investment in securities, at value (including securities loaned of $583,650) — See accompanying schedule: Unaffiliated issuers (cost $202,415,853)	$262,536,204
Fidelity Central Funds (cost $106,496,903)	109,403,240
Total Investment in Securities (cost $308,912,756)		$371,939,444
Cash		2,746
Receivable for fund shares sold		609,328
Dividends receivable		201,394
Distributions receivable from Fidelity Central Funds		205
Other receivables		496
Total assets		372,753,613
Liabilities
Payable for fund shares redeemed	$789,147
Accrued management fee	95,361
Collateral on securities loaned	617,550
Total liabilities		1,502,058
Net Assets		$371,251,555
Net Assets consist of:
Paid in capital		$316,769,451
Total accumulated earnings (loss)		54,482,104
Net Assets		$371,251,555
Net Asset Value, offering price and redemption price per share ($371,251,555 ÷ 30,031,662 shares)		$12.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2020
Investment Income
Dividends		$1,615,367
Income from Fidelity Central Funds (including $3,000 from security lending)		2,207,467
Total income		3,822,834
Expenses
Management fee	$675,083
Independent trustees' fees and expenses	1,038
Miscellaneous	1,278
Total expenses before reductions	677,399
Expense reductions	(6,790)
Total expenses after reductions		670,609
Net investment income (loss)		3,152,225
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(9,091,943)
Fidelity Central Funds	(162,975)
Foreign currency transactions	(3,003)
Capital gain distributions from Fidelity Central Funds	30,739
Total net realized gain (loss)		(9,227,182)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	59,464,325
Fidelity Central Funds	2,761,683
Assets and liabilities in foreign currencies	289
Total change in net unrealized appreciation (depreciation)		62,226,297
Net gain (loss)		52,999,115
Net increase (decrease) in net assets resulting from operations		$56,151,340

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2020	For the period June 14, 2019 (commencement of operations) to August 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,152,225	$56,762
Net realized gain (loss)	(9,227,182)	(29,959)
Change in net unrealized appreciation (depreciation)	62,226,297	800,678
Net increase (decrease) in net assets resulting from operations	56,151,340	827,481
Distributions to shareholders	(2,495,968)	(750)
Share transactions
Proceeds from sales of shares	285,534,285	83,747,719
Reinvestment of distributions	2,495,968	750
Cost of shares redeemed	(53,619,112)	(1,390,158)
Net increase (decrease) in net assets resulting from share transactions	234,411,141	82,358,311
Total increase (decrease) in net assets	288,066,513	83,185,042
Net Assets
Beginning of period	83,185,042	–
End of period	$371,251,555	$83,185,042
Other Information
Shares
Sold	26,811,172	8,244,921
Issued in reinvestment of distributions	234,527	73
Redeemed	(5,122,799)	(136,232)
Net increase (decrease)	21,922,900	8,108,762

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Puritan K6 Fund

Years ended August 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.26	$10.00
Income from Investment Operations
Net investment income (loss)B	.16	.03
Net realized and unrealized gain (loss)	2.07	.24
Total from investment operations	2.23	.27
Distributions from net investment income	(.13)	(.01)
Total distributions	(.13)	(.01)
Net asset value, end of period	$12.36	$10.26
Total ReturnC,D	21.95%	2.65%
Ratios to Average Net AssetsE,F
Expenses before reductions	.32%	.31%G,H
Expenses net of fee waivers, if any	.32%	.31%G,H
Expenses net of all reductions	.32%	.31%G,H
Net investment income (loss)	1.48%	1.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$371,252	$83,185
Portfolio turnover rateI,J	67%	99%K

 A For the period June 14, 2019 (commencement of operations) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H The size and fluctuation of net assets and expense amounts may cause ratios to differ from contractual rates.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2020

1. Organization.

Fidelity Puritan K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity High Income Central Fund	FMR	Seeks a high level of income and may also seek capital appreciation by investing primarily in debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.	Delayed Delivery & When Issued Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Investment Grade Bond Central Fund	FMR	Seeks a high level of income by normally investing in investment–grade debt securities.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, short-term gain distributions from underlying funds, capital loss carryforwards, and losses deferred due to wash sales

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$65,151,123
Gross unrealized depreciation	(3,132,420)
Net unrealized appreciation (depreciation)	$62,018,703
Tax Cost	$309,920,741

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$727,350
Capital loss carryforward	$(8,264,236)
Net unrealized appreciation (depreciation) on securities and other investments	$62,018,990

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(8,218,106)
Long-term	(46,130)
Total capital loss carryforward	$(8,264,236)

The tax character of distributions paid was as follows:

	August 31, 2020	August 31, 2019(a)
Ordinary Income	$2,495,968	$ 750

 (a) For the period June 14, 2019 (commencement of operations) to August 31, 2019.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Puritan K6 Fund	172,809,879	129,855,010

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $192,442,510 in exchange for 18,307,995 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .32% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Puritan K6 Fund	$2,069

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $81,770,350 in exchange for 8,048,263 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Other. During the period, the investment advisor reimbursed the Fund for certain losses in the amount of $2,422.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Puritan K6 Fund	$188

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $243. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,726 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $64.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Puritan K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Puritan K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the “Fund”) as of August 31, 2020, the related statement of operations for the year ended August 31, 2020 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2020 and for the period June 14, 2019 (commencement of operations) through August 31, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, the results of its operations for the year ended August 31, 2020, and the changes in its net assets and the financial highlights for the year ended August 31, 2020 and for the period June 14, 2019 (commencement of operations) through August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2020 to August 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Expenses Paid During Period-B March 1, 2020 to August 31, 2020
Fidelity Puritan K6 Fund	.32%
Actual		$1,000.00	$1,184.50	$1.76
Hypothetical-C		$1,000.00	$1,023.53	$1.63

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 5.12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 40%, 44%, 57%, and 57% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 44%, 47%, 65%, and 65% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 3%, 4%, 3%, and 3% of the dividends distributed in October, December, April, and July, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	51,196,847,491.427	94.398
Withheld	3,038,239,286.369	5.602
TOTAL	54,235,086,777.797	100.000
Donald F. Donahue
Affirmative	51,237,854,534.400	94.474
Withheld	2,997,232,243.397	5.526
TOTAL	54,235,086,777.797	100.000
Bettina Doulton
Affirmative	51,360,110,652.541	94.699
Withheld	2,874,976,125.255	5.301
TOTAL	54,235,086,777.797	100.000
Vicki L. Fuller
Affirmative	51,563,431,518.122	95.074
Withheld	2,671,655,259.675	4.926
TOTAL	54,235,086,777.797	100.000
Patricia L. Kampling
Affirmative	51,164,274,033.278	94.338
Withheld	3,070,812,744.518	5.662
TOTAL	54,235,086,777.797	100.000
Alan J. Lacy
Affirmative	50,656,049,520.376	93.401
Withheld	3,579,037,257.420	6.599
TOTAL	54,235,086,777.797	100.000
Ned C. Lautenbach
Affirmative	50,648,184,728.350	93.386
Withheld	3,586,902,049.447	6.614
TOTAL	54,235,086,777.797	100.000
Robert A. Lawrence
Affirmative	50,828,079,099.188	93.718
Withheld	3,407,007,678.608	6.282
TOTAL	54,235,086,777.797	100.000
Joseph Mauriello
Affirmative	50,733,010,817.685	93.543
Withheld	3,502,075,960.112	6.457
TOTAL	54,235,086,777.797	100.000
Cornelia M. Small
Affirmative	50,936,822,997.692	93.919
Withheld	3,298,263,780.105	6.081
TOTAL	54,235,086,777.797	100.000
Garnett A. Smith
Affirmative	50,777,344,834.274	93.625
Withheld	3,457,741,943.523	6.375
TOTAL	54,235,086,777.797	100.000
David M. Thomas
Affirmative	50,835,673,463.433	93.732
Withheld	3,399,413,314.364	6.268
TOTAL	54,235,086,777.797	100.000
Susan Tomasky
Affirmative	51,193,289,850.509	94.391
Withheld	3,041,796,927.288	5.609
TOTAL	54,235,086,777.797	100.000
Michael E. Wiley
Affirmative	50,830,132,792.508	93.722
Withheld	3,404,953,985.289	6.278
TOTAL	54,235,086,777.797	100.000
Proposal 1 reflects trust wide proposal and voting results.

PUR-K6-ANN-1020
1.9893909.101

Item 2.

Code of Ethics

As of the end of the period, August 31, 2020, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Balanced Fund, Fidelity Balanced K6 Fund, Fidelity Puritan Fund and Fidelity Puritan K6 Fund (the “Funds”):

Services Billed by PwC

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$77,300	$7,100	$17,300	$2,900
Fidelity Balanced K6 Fund	$60,100	$5,500	$13,600	$2,200
Fidelity Puritan Fund	$118,900	$10,300	$204,000	$4,200
Fidelity Puritan K6 Fund	$68,800	$6,100	$15,800	$2,500

August 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Balanced Fund	$92,000	$7,500	$6,500	$3,500
Fidelity Balanced K6 Fund	$45,000	$800	$4,100	$400
Fidelity Puritan Fund	$144,000	$13,500	$127,300	$6,300
Fidelity Puritan K6 Fund	$49,000	$900	$5,200	$400

A Amounts may reflect rounding.

B Fidelity Balanced K6 Fund commenced operations on June 14, 2019 and Fidelity Puritan K6 Fund commenced operations on June 14, 2019.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2020A	August 31, 2019A,B
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$20,800	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Balanced K6 Fund and Fidelity Puritan K6 Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2020A	August 31, 2019A,B
PwC	$14,390,100	$12,745,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Balanced K6 Fund and Fidelity Puritan K6 Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	October 20, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 20, 2020